UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14A-12

CHANGE AGENTS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

4400 Route 9 South, Suite 3100

Freehold, NJ 07728

(732) 780-4400

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on October 8, 2026

Dear Stockholders of Change Agents Corporation:

You are invited to attend a special meeting (the “Meeting”) of stockholders of Change Agents Corporation, a Delaware corporation (“Change Agents,” “we,” “us,” “our,” or the “Company”), to be held on Thursday, October 8, 2026 at 10:00 a.m. Eastern Time. The Meeting will be convened and conducted in a virtual meeting format. Stockholders will not be able to attend the Meeting in person. The accompanying proxy statement includes instructions on how to attend the Meeting and how to vote and submit questions.

At the Meeting, our stockholders will consider and vote upon the following items:

1.	To approve the potential issuance, for the purposes of complying with Nasdaq Listing Rule 5635(d), of the Company’s common stock pursuant to that certain Equity Purchase Agreement, dated July 22, 2026 as amended by that certain First Amendment thereto dated August 21, 2026, by and between Company and Hudson Global Ventures, LLC (the “ELOC Proposal”);

2.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 925,925 shares of the Company’s common stock (the “ELOC Warrant Shares”) issuable upon the exercise of a common stock purchase warrant issued to Hudson Global Ventures, LLC (the “ELOC Warrant”), pursuant to that certain equity purchase agreement dated as of July 22, 2026 by and between Company and Hudson Global Ventures, LLC (the “ELOC Warrant Shares Proposal”);

3.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), any 20% Issuance (as defined below) made by the Company that is less than the Minimum Price (as defined below) and is within the Nasdaq parameters described in the attached proxy statement (the “Future Issuances Proposal”);

4.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of the Company’s common stock issuable upon conversion of a promissory note, dated February 11, 2026, issued to Vanquish Funding Group, Inc. (the “February 11th Note Conversion Proposal”);

5.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of the Company’s common stock issuable upon the conversion of a promissory note, dated February 19, 2026, issued to Vanquish Funding Group, Inc. (the “February 19th Note Conversion Proposal”);

6.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 360,000 of the Company’s common stock (the “Forbearance Shares”) pursuant to that certain Forbearance Letter Agreement, dated July 24, 2026, by and between Company and Agile Lending, LLC (the “Forbearance Shares Proposal”);

7.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 125,000,000 (the “Charter Amendment Proposal”);

8.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 300,000 shares of our common stock (the “July 1st Consultant Shares”) pursuant to that certain consulting agreement dated as of July 1, 2026, by and between the Company and a consultant for certain advisory services (the “July 1st Consultant Shares Proposal”);

9.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 600,000 shares of our common stock (the “First July 30th Consultant Shares”) pursuant to that certain consulting agreement dated as of July 1, 2026, as amended on July 30, 2026 by and between the Company and a consultant for certain advisory services (the “First July 30th Consultant Shares Proposal”);

10.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 750,000 shares of our common stock (the “Second July 30th Consultant Shares”) pursuant to that certain consulting agreement dated as of July 30, 2026, by and between the Company and a consultant for certain advisory services (the “Second July 30th Consultant Shares Proposal”);

11.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 200,000 shares of our common stock (the “August 1st Consultant Shares”) pursuant to that certain consulting agreement dated as of August 1, 2026, by and between the Company and a consultant for certain advisory services (the “August 1st Consultant Shares Proposal”);

12.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of a pre-funded warrant to purchase 1,000,000 shares of our common stock under that certain Note Purchase Agreement dated 200,000 shares of our common stock (the “August 1st Consultant Shares”) pursuant to that certain consulting agreement dated as of August 14, 2026, by and between the Company the investors set forth therein (the “Pre-Funded Warrant Proposal”);

13.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 300,000 shares of our common stock in respect of a “most favored nations” provision (“MFN provision”) granted to a noteholders in June 2026 (the “MFN Shares Proposal”); and

14.	To approve the adjournment of the Meeting, if necessary or advisable, to solicit additional proxies in favor of any of the foregoing proposals if there are not sufficient votes to approve any such proposals (the “Adjournment Proposal”).

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

The Record Date for the Meeting is August 10, 2026. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Meeting, or any adjournment or postponement thereof.

You are cordially invited to participate in the Meeting. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the Meeting. Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card or submit your proxy through the Internet or by telephone as promptly as possible to ensure your shares will be represented at the Meeting.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-844-410-4009

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

Freehold, New Jersey	By order of the Board of Directors,

September [*], 2026	/s/ Wenzhao Lu
Wenzhao “Daniel” Lu
Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

Whether or not you expect to attend the Special Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Special Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if your desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

i

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 8, 2026

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT, THE SPECIAL MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the board of directors (the “Board”) of Change Agents Corporation (referred to as “we,” “our,” “us,” the “Company,” the “Corporation” or “Change Agents” in this proxy statement), of proxies to be voted at a special meeting (the “Meeting”) of stockholders scheduled to be held at 10:00 a.m. Eastern Time on October 8, 2026 and at any adjournment or postponement thereof. Before or during the Meeting, stockholders will act upon the proposals described in this proxy statement.

We intend to begin mailing this proxy statement, the attached notice of the Special Meeting, and the enclosed proxy card on or about September [*], 2026 to all stockholders of record entitled to vote at the Special Meeting. Only stockholders who owned our common stock on August 10, 2026 are entitled to vote at the Special Meeting

Who can vote at the Meeting?

Only our stockholders of record at the close of business on August 10, 2026 (the “Record Date”), the Record Date for the Meeting, or their legal proxy holders, are entitled to vote at the Meeting. There were 19,646,803 shares of our common stock outstanding and entitled to vote on the Record Date. Each share of common stock is entitled to one vote on each matter properly brought before the Meeting. A complete list of stockholders entitled to vote at the Meeting will be available at our offices located at 4400 Route 9 South, Suite 3100, Freehold, NJ 07728 for any purpose germane to the Meeting, during ordinary business hours, for a period of ten days prior to the Meeting. The list will also be available for examination by stockholders during the Meeting within the virtual meeting platform, which may be accessed as described below under the heading “How may I participate in the Meeting?” If you would like to inspect the list prior to the Meeting, please call our Secretary at (732) 780-4400 to arrange a visit to our offices.

How may I participate in the Meeting?

The Meeting will be a completely virtual meeting conducted via live audio webcast. We believe this technology provides expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting enables increased stockholder attendance and participation from any location around the world.

To participate in the Meeting, go to www.virtualshareholdermeeting.com/CHGA2026SM . Online check-in may begin 15 minutes before the Meeting is scheduled to start. We encourage you to access the Meeting early so that any technical difficulties may be addressed before the Meeting begins. You should ensure you have a strong Internet connection wherever you intend to participate in the Meeting. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone or similar companies.

Stockholders of record: Shares registered directly in your name

If, at the close of business on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, then you are a stockholder of record for purposes of the Meeting and you may attend the Meeting by visiting www.virtualshareholdermeeting.com/CHGA2026SMand logging in by entering the 16-digit control number found on your proxy card or on the instructions that accompanied the proxy materials provided to you, as applicable. Once you are logged into the Meeting using your 16-digit control number, you will be able to submit a question at any time during the Meeting by following the instructions provided in the Meeting portal. The chair of the Meeting has broad authority to conduct the Meeting in an orderly manner, including establishing rules of conduct.

If you have lost your 16-digit control number or are not a registered stockholder entitled to vote at the Meeting, you will be able to attend the Meeting by visiting www.virtualshareholdermeeting.com/CHGA2026SM and registering as a guest. If you enter the Meeting as a guest, you will not be able to vote your shares or submit questions during the Meeting.

Beneficial owners: Shares registered in the name of a broker, bank or other nominee

If, at the close of business on the Record Date, your shares were not held in your name, but rather in an account at a broker, bank, or other nominee, then you are the beneficial owner of those shares and those shares are considered to be held in “street name.” The proxy materials for the Meeting are being forwarded to you by the broker, bank or other nominee holding your shares. The organization holding your shares is considered to be the stockholder of record for purposes of voting on the proposals being submitted to our stockholders at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to virtually attend the Meeting. However, if your shares are held in street name, you may not vote your shares at the Meeting or submit questions during the Meeting unless you first request and obtain a valid legal proxy from your broker, bank or other nominee. Please see the discussion below under the heading, “How do I vote?” for information on obtaining a valid legal proxy for the Meeting.

What proposals will be submitted to the stockholders for a vote?

There are fourteen matters scheduled for a vote:

1.	To approve the potential issuance, for the purposes of complying with Nasdaq Listing Rule 5635(d), of the Company’s common stock pursuant to that certain Equity Purchase Agreement, dated July 22, 2026 as amended by that certain First Amendment thereto dated August 21, 2026, by and between Company and Hudson Global Ventures, LLC (the “ELOC Proposal”);

2.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 925,925 shares of the Company’s common stock (the “ELOC Warrant Shares”) issuable upon the exercise of a common stock purchase warrant issued to Hudson Global Ventures, LLC (the “ELOC Warrant”), pursuant to that certain equity purchase agreement dated as of July 22, 2026 by and between Company and Hudson Global Ventures, LLC (the “ELOC Warrant Shares Proposal”);

3.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), any 20% Issuance (as defined below) made by the Company that is less than the Minimum Price (as defined below) and is within the Nasdaq parameters described in the attached proxy statement (the “Future Issuances Proposal”);

4.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of the Company’s common stock issuable upon conversion of a promissory note, dated February 11, 2026, issued to Vanquish Funding Group, Inc. (the “February 11th Note Conversion Proposal”);

5.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of the Company’s common stock issuable upon the conversion of a promissory note, dated February 19, 2026, issued to Vanquish Funding Group, Inc. (the “February 19th Note Conversion Proposal”);

6.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 360,000 shares of the Company’s common stock (the “Forbearance Shares”) pursuant to that certain Forbearance Letter Agreement, dated July 24, 2026, by and between Company and Agile Lending, LLC (the “Forbearance Shares Proposal”);

7.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 125,000,000 (the “Charter Amendment Proposal”);

8.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 300,000 shares of our common stock (the “July 1st Consultant Shares”) pursuant to that certain consulting agreement dated as of July 1, 2026, by and between the Company and a consultant for certain advisory services (the “July 1st Consultant Shares Proposal”);

9.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 600,000 shares of our common stock (the “First July 30th Consultant Shares”) pursuant to that certain consulting agreement dated as of July 1, 2026, as amended on July 30, 2026 by and between the Company and a consultant for certain advisory services (the “First July 30th Consultant Shares Proposal”);

10.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 750,000 shares of our common stock (the “Second July 30th Consultant Shares”) pursuant to that certain consulting agreement dated as of July 30, 2026, by and between the Company and a consultant for certain advisory services (the “Second July 30th Consultant Shares Proposal”);

11.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 200,000 shares of our common stock (the “August 1st Consultant Shares”) pursuant to that certain consulting agreement dated as of August 1, 2026, by and between the Company and a consultant for certain advisory services (the “August 1st Consultant Shares Proposal”);

12.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of a pre-funded warrant to purchase 1,000,000 shares of our common stock under that certain Note Purchase Agreement dated 200,000 shares of our common stock (the “August 1st Consultant Shares”) pursuant to that certain consulting agreement dated as of August 14, 2026, by and between the Company the investors set forth therein (the “Pre-Funded Warrant Proposal”);

13.	To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 300,000 shares of our common stock in respect of a “most favored nations” provision (“MFN provision”) granted to a noteholders in June 2026Dune Shares (the “MFN Shares Proposal”) (the “MFN Shares Proposal”); and

14.	To approve the adjournment of the Meeting, if necessary or advisable, to solicit additional proxies in favor of any of the foregoing proposals if there are not sufficient votes to approve any such proposals (the “Adjournment Proposal”).

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote as follows:

●	“FOR” the ELOC Proposal

●	“FOR” the ELOC Warrant Shares Proposal

●	“FOR” the Future Issuances Proposal

●	“FOR” the February 11th Note Conversion Proposal

●	“FOR” the February 19th Note Conversion Proposal

●	“FOR” the Forbearance Shares Proposal

●	“FOR” the Charter Amendment Proposal

●	“FOR” the July 1st Consultant Shares Proposal

●	“FOR” the First July 30th Consultant Shares Proposal

●	“FOR” the Second July 30th Consultant Shares Proposal

●	“FOR” the August 1st Consultant Shares Proposal

●	“FOR” the Pre-Funded Warrant Proposal

●	“FOR” the MFN Shares Proposal

●	“FOR” the Adjournment Proposal

How do I vote?

All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or voting instruction form, as applicable, or as instructed via the Internet or telephone. You may specify whether your shares should be voted “FOR” or “AGAINST,” or you may specify that your shares should “ABSTAIN” from voting with respect to each proposal. Voting by proxy will not affect your right to attend the Meeting.

The procedures for voting are as follows:

Stockholders of record: Shares registered directly in your name.

If you are a stockholder of record, you may vote online during the Meeting or you may vote by proxy using the enclosed proxy card or through the Internet or over the telephone. Whether or not you plan to participate in the Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you vote by proxy, you may still attend the Meeting and vote online during meeting, if you choose.

●	During the Meeting: To vote online during the Meeting, follow the instructions above under the heading “How may I participate in the Meeting?” to access the Meeting and then follow the instructions available in the Meeting platform during the Meeting.

●	By Mail: To vote using the proxy card, please complete, sign and date the proxy card and return it in the provided prepaid envelope. If we receive your signed proxy card before the Meeting, we will vote your shares as instructed on the proxy card.

●	By Internet: Go to https://www.proxyvote.com or scan the QR code provided on your proxy card and follow the instructions. Please have your proxy card handy when you access the website. If you vote via the Internet, you do not need to return your proxy card.

●	By Telephone: Call the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on October 7, 2026. After that, telephone and Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received before voting begins at the Meeting or attend the Meeting and vote your shares online during the Meeting.

Beneficial owners: Shares registered in the name of a broker, bank or other nominee.

If you are the beneficial owner of shares of our common stock, you should have received this proxy statement and the accompanying notice of the Meeting by mail or e-mail from the broker, bank, or other nominee holding your shares, along with information on how to submit your voting instructions. As a beneficial owner, you have the right to instruct the organization holding your shares how to vote your shares. Follow the voting instructions provided by your broker, bank, or other nominee to ensure your vote is counted. To vote online during the Meeting, you must first obtain a valid legal proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank, or other nominee provided with these proxy materials, or contact your broker, bank, or other nominee to request a proxy form well in advance of the Meeting.

What happens if I do not vote?

Stockholders of record: Shares registered directly in your name.

If you are a stockholder of record and do not vote by completing your proxy card, or by telephone, through the Internet, or by virtually attending the Meeting and voting during the Meeting, your shares will not be voted.

Beneficial owners: Shares registered in the name of a broker, bank or other nominee.

As a beneficial owner, you may direct your broker, bank, fiduciary, custodian, or other nominee how to vote shares they hold on your behalf. If that organization is not given specific directions on how to vote, your shares held in the name of that organization may not be voted, which is sometimes referred to as a “broker non-vote.” If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker, bank or other nominee will still be able to vote your shares depends on whether a particular proposal is considered a “routine” or “non-routine” matter under the rules of the New York Stock Exchange applicable to securities intermediaries, even though we are a Nasdaq-listed company. New York Stock Exchange Rule 452.11 prohibits brokers and other organizations holding shares on your behalf from voting uninstructed shares on certain matters deemed to be “non-routine”. Brokers and other organizations may, however, vote your uninstructed shares for proposals that are considered “routine.”

Brokers may reach conclusions regarding the ability to vote your shares on a given proposal that differ from our expectations expressed in this proxy statement. As a result, we urge you to direct your broker, bank, fiduciary, custodian, or other nominee how to vote your shares on all proposals to ensure that your vote is counted.

We expect the Charter Amendment Proposal and the Adjournment Proposal to be considered “routine” matters under New York Stock Exchange rules. Accordingly, we expect the broker, bank and other nominee holding your shares will have discretionary voting authority to vote your shares on the Charter Amendment Proposal and the Adjournment Proposal even if that organization does not receive voting instructions from you. We expect the each of ELOC Proposal, the ELOC Warrant Shares Proposal, the Future Issuances Proposal, the February 11th Note Conversion Proposal, the February 19th Note Conversion Proposal, the Forbearance Shares Proposal, the July 1st Consultant Shares Proposal, the First July 30th Consultant Shares Proposal, the Second July 30th Consultant Shares Proposal, the August 1st Consultant Shares Proposal, the Pre-Funded Warrant Proposal and the MFN Shares Proposal to be considered “non-routine” matters under New York Stock Exchange rules. Accordingly, we expect the broker, bank and other nominee holding your shares will not have discretionary voting authority to vote your shares on each of the ELOC Proposal, the ELOC Warrant Shares Proposal, the Future Issuances Proposal, the February 11th Note Conversion Proposal, the February 19th Note Conversion Proposal, the Forbearance Shares Proposal, the July 1st Consultant Shares Proposal, the First July 30th Consultant Shares Proposal, the Second July 30th Consultant Shares Proposal, the August 1st Consultant Shares Proposal, the Pre-Funded Warrant Proposal and the MFN Shares Proposal if that organization does not receive voting instructions from you.

If you do not indicate how your shares should be voted on a matter, we expect that the shares represented by your properly completed and executed proxy will be voted as the Board recommends on routine proposals, with regard to any other matters that may be properly presented at the Meeting and on all matters incident to the conduct of the Meeting for which your broker, bank, fiduciary, custodian, or other nominee concludes it is entitled to vote your uninstructed shares. However, certain organizations may elect not to vote shares without an instruction from the beneficial holder even if they have discretionary authority to do so. So, if you are a beneficial holder, please follow the instructions provided by your broker, bank or other nominee to instruct the organization as to how you wish to vote your shares.

May I revoke a previously submitted proxy or otherwise change my vote?

Yes. You may revoke your proxy or change your vote as described below.

If you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Meeting by:

●	giving written notice that you are revoking your proxy to the Company’s Secretary at 4400 Route 9 South, Suite 3100, Freehold, NJ 07728 (such revocation must be received before the Meeting);

●	delivering a properly completed proxy card with a later date, or vote by telephone or on the Internet at a later date (we will vote your shares as directed in the last instructions properly received from you prior to the Meeting); or

●	attending and voting online at the Meeting (note, simply attending the Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other agent that is the holder of record and following its instructions.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Company’s Secretary prior to the Meeting and, in the case of Internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on October 7, 2026.

Unless revoked, a proxy will be voted at the virtual meeting in accordance with the stockholder’s indicated instructions.

What if I return a signed proxy card or otherwise submit a valid proxy but do not make specific voting choices?

If you are a stockholder of record and submit a proxy without making any voting selections, your shares will be voted “FOR” each of the proposals described in this proxy statement in accordance with the recommendations of the Board.

If you are a beneficial owner, please see the discussion above regarding uninstructed shares under the heading “What happens if I do not vote?”

What is the quorum requirement for the Meeting?

A quorum of stockholders is necessary to hold the Meeting. A quorum will be present if one-third of the outstanding shares of our capital stock entitled to vote on the Record Date are present in person or represented by proxy at the Meeting. On the Record Date, there were 19,646,803 shares of our common stock outstanding and entitled to vote. Thus, at least 6,548,936 shares must be present or represented by proxy at the Meeting in order for there to be a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum.

If a quorum is not present at the time appointed for the Meeting, the presiding officer may adjourn the Meeting to another time and place.

Who will count the votes?

Votes will be counted by the inspector of election appointed for the Meeting. The inspector of election will determine whether a quorum is present and will tabulate votes cast for each proposal by proxy and at the Meeting.

How many votes are required to approve each proposal?

Approval of each of the ELOC Proposal, the ELOC Warrant Shares Proposal, the Future Issuances Proposal, the February 11th Note Conversion Proposal, the February 19th Note Conversion Proposal, the Forbearance Shares Proposal, the Charter Amendment Proposal, the July 1st Consultant Shares Proposal, the First July 30th Consultant Shares Proposal, the Second July 30th Consultant Shares Proposal, the August 1st Consultant Shares Proposal, the Pre-Funded Warrant Proposal, the MFN Shares Proposal and the Adjournment Proposal requires that a quorum is present at the Meeting and a majority of the votes cast on the proposal are cast affirmatively. In other words, to be approved, the votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal.

Abstentions and broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the Meeting, but are not considered to be votes cast on any proposal and, therefore, broker non-votes and abstentions will have no effect on the outcome of the proposals.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of election, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What does it mean if I receive more than one proxy card?

If you receive more than one set of proxy materials or more than one proxy card or voting instruction form, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the proxy cards and/or voting instruction forms you receive to ensure that all of your shares are voted.

Am I entitled to appraisal rights?

No, our stockholders are not entitled to appraisal rights on any of the matters being submitted to stockholders at the Meeting.

Who will pay for the cost of this proxy solicitation?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Furthermore, we have retained Campaign Management as our proxy solicitation agent in connection with the solicitation of proxies for the Meeting at an approximate cost of $12,500, plus reimbursement of expenses. If you have any questions or require any assistance with completing your proxy, please contact Campaign Management by telephone (toll-free within North America) at 1-844-410-4009 or (call collect outside North America) at 1-212-632-8422 or by email at info@campaign-mgmt.com. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. Final voting results will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) that we expect to file within four business days after the Meeting.

Who can help answer questions I might have about the Meeting, including if I have any questions about how to vote?

If you have any questions concerning the virtual Meeting (including accessing the Meeting by virtual means) or would like additional copies of this proxy statement or need help voting your shares of the Company’s common stock, please contact Campaign Management by telephone (toll-free within North America) at 1-844-410-4009 or (call collect outside North America) at 1-212-632-8422 or by email at info@campaign-mgmt.com.

PROPOSAL NO. 1

THE ELOC PROPOSAL

Background

On July 22, 2026, we entered into an Equity Purchase Agreement, as amended by the First Amendment to Equity Purchase Agreement dated August 21, 2026 (as amended, the “ELOC Purchase Agreement” or “Purchase Agreement”) with Hudson Global Ventures, LLC, a Nevada limited liability company (“Hudson”), pursuant to which we have the right, but not the obligation, to direct Hudson to purchase up to $10,000,000 of the Company’s common stock, par value $0.0001 (“Common Stock”), at a fixed purchase price of $0.20 per share, equating to 50,000,000 shares of Common Stock (the “Put Shares”), upon satisfaction of certain terms and conditions contained in the ELOC Purchase Agreement.

Such sales of our Common Stock, if any, will be subject to certain limitations, and may occur from time to time at our sole discretion over the 36-month period commencing on the date of execution of the ELOC Purchase Agreement, provided that the Registration Statement (as defined below), and any other registration statement the Company may file from time to time covering the resale by Hudson of Put Shares, is declared effective by the SEC and remains effective, and the other conditions set forth in the ELOC Purchase Agreement are satisfied.

Hudson has no right to require any sales by us, but Hudson is obligated to make purchases at our direction subject to certain conditions. The purchase price for all Put Shares under the ELOC Purchase Agreement is a fixed price of $0.20 per share (subject to proportionate adjustment for stock splits, reverse stock splits, stock dividends, recapitalizations and similar events). Actual sales of Put Shares to Hudson from time to time will depend on a variety of factors, including, among others, market conditions, the trading price of our Common Stock, and determinations by us as to the appropriate sources of funding for our operations. The net proceeds that we may receive under the ELOC Purchase Agreement will first , if any, will depend on the frequency with which we elect to sell Put Shares to Hudson, our ability to meet the conditions of the ELOC Purchase Agreement, and the other limitations, terms and conditions of the ELOC Purchase Agreement, including any impacts of the beneficial ownership limitation in the Purchase Agreement.

The ELOC Purchase Agreement contains customary representations, warranties, conditions and indemnification obligations of the parties.

Also on July 22, 2026, the Company entered into a Registration Rights Agreement with Hudson (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to file with the Securities and Exchange Commission (“SEC”) an initial registration statement (the “Registration Statement”) covering the maximum number of registrable securities permitted to be included thereon (including shares issuable under the Purchase Agreement and underlying the ELOC Warrant (as defined below)) within 30 calendar days after the date of the Registration Rights Agreement and to use reasonable commercial efforts to have the registration statement declared effective within 90 calendar days after the date of the Registration Rights Agreement. The Registration Rights Agreement provides that the Registration Statement must remain effective and available for resale by Hudson until Hudson has sold all registrable securities covered thereby and the maximum commitment amount under the Purchase Agreement has been drawn down by the Company.

Reasons for Stockholder Approval

Pursuant to Nasdaq Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price (as defined below) for such stock, the issuer generally must obtain the prior approval of its stockholders. “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on NASDAQ.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of common stock (as reflected on NASDAQ.com) for the five trading days immediately preceding the signing of the binding agreement. The purchase price for the Put Shares is fixed at $0.20 per share which is below the Minimum Price of $0.2878 on the date the original ELOC Purchase Agreement was signed on July 22, 2026 and therefore subject to Nasdaq Listing Rule 5635(d).

Until this Proposal 1 is approved by our stockholders, the Company may not sell and Hudson may not purchase, more than 3,381,972 shares of our common stock (representing 19.99% of the aggregate number of shares of outstanding common stock as of July 22, 2026, the effective date of the Purchase Agreement) under the Purchase Agreement (the “Exchange Cap”). The Exchange Cap does not apply to the extent that the Company’s stockholders have approved issuances in excess of the Exchange Cap.

Stockholder approval of this Proposal 1 will constitute stockholder approval for purposes of Nasdaq Listing Rules 5635(d) and 5635(b).

The Board has determined that the entering into the Purchase Agreement and our ability to issue common stock thereunder in excess of the Exchange Cap are in the best interests of the Company and its stockholders because the ability to sell common stock to Hudson provides us with a reliable source of capital for general corporate purposes, which may include, but are not limited to, funding working capital, capital expenditures, operating expenses and the selective pursuit of business development opportunities, including continued product research development or intellectual property acquisition.

We cannot predict the price of the common stock at any future date, and therefore cannot predict the number of shares of common stock to be issued under the Purchase Agreement or whether the applicable price for any such shares will be greater than the Minimum Price under the applicable Nasdaq rules.

Therefore, we are seeking stockholder approval under this Proposal 1 to issue shares of common stock in excess of the Exchange Cap, if necessary, to Hudson under the terms of the Purchase Agreement. The failure of our stockholders to approve this Proposal 1 will prevent us from selling shares of common stock to Hudson in excess of the Exchange Cap and thus hamper our ability to access additional capital by selling shares of our common stock to Hudson onder the ELOC Purchase Agreement.

Description of the Equity Purchase Agreement

Purchase of Put Shares

Under the ELOC Purchase Agreement, after the satisfaction of certain conditions, we have the right to deliver a put notice (“Put Notice”) to Hudson that directs Hudson to purchase Put Shares. Each Put Notice must be for a minimum purchase amount of at least $15,000. The maximum amount of any single put (the “Applicable Trading Amount”) may not exceed the lesser of (i) $500,000 or (ii) 200% of the average daily trading volume of the Common Stock, and is further subject to tiered thresholds based on the lowest closing price of the Common Stock during the two Trading Days immediately preceding the applicable Put Date, as set forth in the table below:

(a)	$15,000.00 if (i) the VWAP of the Common Stock during the period beginning at the start of regular trading hours” as defined in Rule 600(b)(88) of Regulation NMS promulgated under the federal securities laws on the Put Date and continuing through the time of the delivery of the Put Notice to Investor is greater than $0.25, and (ii) the total trading volume of the Company’s Common Stock on the Principal Market on the Put Date prior to the delivery of the Put Notice to Investor exceeds 1,000,000 shares; or

(b)	$15,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.30 but less than or equal to $0.35; or

(c)	$25,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.35 but less than or equal to $0.40; or

(d)	$100,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.40 but less than or equal to $0.50; or

(e)	$200,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.50 but less than or equal to $0.65; or

(f)	$350,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.65 but less than or equal to $0.90; or

(g)	$450,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.90 but less than or equal to $1.50; or

(h)	$500,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $1.50.

For the avoidance of doubt, each of the closing prices as well as the number of shares identified above in this definition of Applicable Trading Amount are subject to adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the number of outstanding Common Stock. Notwithstanding the foregoing, if the parameters in any of the subsections (b) through (h) of the definition of Applicable Trading Amount are satisfied on the respective Put Date, then subsection (a) of the definition of Applicable Trading Amount shall not apply on the respective Put Date.

The purchase price to be paid by Hudson for the Put Shares included in any Put Notice will be the fixed price of $0.20 per share, subject to proportionate adjustment in the event of any stock dividend, stock split, reverse stock split, rights offering, reclassification or similar transaction that proportionately decreases or increases the number of shares of Common Stock outstanding.

The Purchase Agreement also has an exchange cap whereby until stockholder approval is received, Hudson will not be able to purchase an aggregate of Put Shares under the Purchase Agreement, which when aggregated with all other securities that are required to be aggregated for purposes of Nasdaq Listing Rule 5635(d), would exceed 19.99% of the shares of Common Stock outstanding as of the date of definitive agreement with respect to the first of such aggregated transactions

If the Company fails to cause the Company’s transfer agent to deliver to Hudson the respective Put Shares in accordance with the provisions of the ELOC Purchase Agreement, and if after such date Hudson is required by its broker to purchase (in an open market transaction or otherwise) or Hudson’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by Hudson of the respective Put Shares which Hudson anticipated receiving upon receipt of the respective Put Notice (a “Buy-In”), then the Company shall pay in cash to Hudson, within one (1) Business Day of Selling Stockholder’s request, the amount, if any, by which (x) Hudson’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the product of (1) the number of Put Shares that the Company was required to deliver to Hudson in connection with the respective Put Notice times (2) the price at which the sell order giving rise to such purchase obligation was executed. Hudson shall provide the Company written notice indicating the amounts payable to Hudson in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit Hudson’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Put Shares as required pursuant to the terms hereof.

Consideration

In connection with the execution and delivery of the ELOC Purchase Agreement, we issued to Hudson: (i) a common stock purchase Warrant (the “ELOC Warrant”) to purchase up to 925,925 shares (the “ELOC Warrant Shares”) of Common Stock at an exercise price of $0.01 per share, subject to adjustment. We are registering the ELOC Warrant Shares issuable upon exercise of the ELOC Warrant under the Registration Statement. The Warrant will become exercisable at any time following the Stockholder Approval Date (as defined below) and will expire at 5:00 p.m., Eastern Time, on the date that is five (5) years after the Stockholder Approval Date. Under the terms of the Purchase Agreement, we agreed to obtain Stockholder Approval within 75 calendar days of the date of the Purchase Agreement (the “Stockholder Approval Deadline Date”). If Stockholder Approval is not obtained on or before the Stockholder Approval Deadline Date, Hudson will have the right to require us to pay a buyout amount of $250,000 in cash, upon which the Warrant will be extinguished and redeemed in its entirety.

Conditions to Delivery of Put Notices

Our ability to deliver Put Notices under the ELOC Purchase Agreement is subject to the satisfaction of certain conditions, including, among other things, the following:

●	The Registration Statement, and any amendment or supplement thereto, must remain effective for the resale by Hudson of the Put Shares and Forbearance Shares at prevailing market prices and (i) neither the Company nor Hudson shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrew the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so and (ii) there must not be any other suspension of the use of, or withdrawal of the effectiveness of, the Registration Statement or related prospectus.

●	The representations and warranties of the Company must be true and correct in all material respects as of the date of the ELOC Purchase Agreement and as of the date of each closing on Put Shares under the ELOC Purchase Agreement (except for representations and warranties specifically made as of a particular date).

●	The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the ELOC Purchase Agreement to be performed, satisfied or complied with by the Company, including but not limited to the delivery of the Put Shares in accordance with the ELOC Purchase Agreement.

●	There must not be a statute, rule, regulation, executive order, decree, ruling or injunction that has been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits or directly and materially adversely affects any of the transactions contemplated by the ELOC Purchase Agreement, or any proceeding that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by the ELOC Purchase Agreement.

●	There must not be an event that had or is reasonably likely to have a material adverse effect on the Company since the date the Company filed its most recent report with the SEC.

●	Trading of the Common Stock must not have been suspended by the SEC, Nasdaq, or FINRA, or otherwise halted for any reason, and the Common Stock must not have been delisted from Nasdaq.

●	The number of Put Shares to be purchased by Hudson, combined with the number of shares of Common Stock then owned by Hudson, must not exceed the beneficial ownership limitation in the Purchase Agreement.

●	The Common Stock must not be deemed a “penny stock” as defined in SEC Rule 240.3a51-1.

●	The Company must not know of any event more likely than not to have the effect of causing the Registration Statement to be suspended or otherwise ineffective.

●	The issuance of the Put Shares must not violate the stockholder approval requirements of Nasdaq.

●	On the date of delivery of each Put Notice, Hudson must have received a closing certificate executed by an executive officer of the Company stating that all conditions to such closing have been satisfied as of the date of the certificate.

●	The Common Stock must be eligible for Deposit Withdrawal at Custodian and not subject to a “DTC chill.”

●	All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the SEC pursuant to the reporting requirements of the Exchange Act must have been filed with the SEC within the applicable time periods prescribed for such filings under the Exchange Act.

●	The Company must have reserved the Required Minimum (as defined in the ELOC Purchase Agreement) for Hudson’s benefit under the ELOC Purchase Agreement and the Company must have satisfied the reserve requirements with respect to all other contracts between the Company and Hudson.

●	The lowest closing price of the Common Stock in the two (2) Trading Days immediately preceding the respective Put Date must exceed $0.41 per share (being the minimum price threshold required to trigger the lowest applicable trading amount under the tiered pricing structure).

●	Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors must not have been instituted by or against the Company or any subsidiary of the Company, and the Company must not have knowledge of any event more likely than not to have the effect of causing such a proceeding to arise.

Limitation on Sales

At any given time of any sale by us to Hudson, we may not sell, and Hudson may not purchase, Put Shares that would result in Hudson beneficially owning more than the 4.99% Beneficial Ownership Limitation. For purposes of the foregoing Beneficial Ownership Limitation, the Forbearance Shares and any Warrant Shares will be aggregated with the Put Shares (“Beneficial Ownership Limitation”). The Beneficial Ownership Limitation may not be increased above 4.99% of our then-outstanding Common Stock.

Additionally, pursuant to the applicable Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(d), the Company may be required to obtain stockholder approval prior to issuing an aggregate number of shares of Common Stock to Hudson under the ELOC Purchase Agreement and the Warrant in excess of Exchange Cap. The Company is required to obtain Stockholder Approval for the issuance of shares underlying the Warrant within 75 calendar days of the date of the Purchase Agreement.

Registration of Shares

Under the ELOC Purchase Agreement we also agreed to abide by the terms of the Registration Rights Agreement dated July 22, 2026. Under the Registration Rights Agreement, we are obligated to file the Registration Statement with the SEC for the resale by Hudson of the Put Shares and ELOC Warrant Shares within 30 calendar days of the execution of the ELOC Purchase Agreement, and to file one or more additional registration statements if necessary. We are required to use reasonable commercial efforts to have such registration statement declared effective within 90 calendar days of the date of the Registration Rights Agreement. The Registration Statement of which this prospectus forms a part is being filed in order to satisfy our obligations under the ELOC Purchase Agreement and the Registration Rights Agreement.

Termination of the ELOC Purchase Agreement

Unless earlier terminated as provided in the ELOC Purchase Agreement, the ELOC Purchase Agreement will terminate automatically on the earliest to occur of: (i) 36 months after the execution of the ELOC Purchase Agreement; (ii) the date on which Hudson shall have purchased the maximum amount of Put Shares equal to the $10,000,000 maximum commitment amount; or (iii) the effective date of any written notice of termination delivered pursuant to the terms of the ELOC Purchase Agreement, subject to certain conditions set forth therein.

Limitation on Equity Line of Credit and Variable Rate Transactions

Pursuant to the ELOC Purchase Agreement, during the period beginning on the date of the ELOC Purchase Agreement and continuing until the later of (i) 36 months from the date of the ELOC Purchase Agreement or (ii) the date that the ELOC Purchase Agreement is no longer in effect, the Company agreed not, without the prior written consent of Hudson, to enter into an agreement whereby the Company has the right to “put” its securities to an investor or underwriter over an agreed period of time and at an agreed price or price formula. Additionally, the Company agreed, during the period beginning on the date of the ELOC Purchase Agreement and continuing until the later of (i) 12 months from the date of the ELOC Purchase Agreement or (ii) the date that the ELOC Purchase Agreement is no longer in effect, without the prior written consent of Hudson, not to (i) issue or sell any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock (a) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (b) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) issue securities at a future determined price (a “Variable Rate Transaction”), provided, however, that an Equity Line of Credit shall not be deemed to be a Variable Rate Transaction.

Potential Effects of the Proposal

Upon obtaining stockholder approval requested in this proposal 1, we would no longer be bound by Nasdaq Listing Rule 5635(d)’s restriction on the number of Put Shares we are able to issue pursuant to the ELOC Purchase Agreement and therefore able to sell shares of Common Stock in excess of the Exchange Cap, thereby enhancing our ability to receive the maximum amount of $10 million.

Dilutive Effect

All shares of Common Stock registered under the Registration Statement which have been or may be issued or sold by us to Hudson under the ELOC Purchase Agreement are expected to be freely tradable. It is anticipated that the shares of Common Stock registered under the Registration Statement will be sold over a period starting on the date that the Registration Statement is declared effective. The sale by Hudson of a significant amount of Common Stock registered under the Registration Statement could cause the market price of our Common Stock to decline and to be highly volatile. Sales of Put Shares to Hudson, if any, will depend upon market conditions, the prevailing trading price of our Common Stock relative to the fixed purchase price of $0.20 per share, and other factors to be determined by us. We may ultimately decide to sell to Hudson all, some or none of the Put Shares.

Hudson may resell all, some or none of the shares of Common Stock held by it at any time, or from time to time, in its discretion. Therefore, sales to Hudson by us under the ELOC Purchase Agreement may result in substantial dilution to the interests of other holders of our Common Stock. In addition, if we sell a substantial number of Put Shares to Hudson, or if investors expect that we will do so, the actual sales of Put Shares or the mere existence of our arrangement with Hudson may make it more difficult for us to sell securities in the future at a time and at a price that we might otherwise wish to effect such sales. However, we have the right to control the timing and amount of any sales to Hudson and we are not obligated to submit any Put Notices under the ELOC Purchase Agreement.

The following table sets forth the amount of gross proceeds we would receive from Hudson from the sale of Put Shares that could be issued to Hudson under the ELOC Purchase Agreement, without giving effect to the Beneficial Ownership Limitation. The presentation of this information is for illustrative purposes only. The Beneficial Ownership Limitation may not be increased above 4.99% of our then outstanding Common Stock. Furthermore, as noted above, we are not obligated to submit any Put Notices under the ELOC Purchase Agreement.

Because the purchase price under the ELOC Purchase Agreement is a fixed price of $0.20 per share, the number of Put Shares issuable and the gross proceeds receivable are determined at the time of each Put Notice based solely on the dollar amount of each put, up to the Maximum Commitment Amount of $10,000,000. The following table illustrates the number of Put Shares issuable and proceeds receivable at varying draw amounts, in each case at the fixed price of $0.20 per share, without giving effect to the Beneficial Ownership Limitation:

Amount Drawn Under the ELOC Purchase Agreement	Number of Put Shares Issuable at $0.20 Per Share(1)	Percentage of Outstanding Common Stock After Issuance, Without Giving Effect to the Beneficial Ownership Limitation(2)	Gross Proceeds to the Company
$2,500,000	12,500,000	37.23%	$2,500,000
$5,000,000	25,000,000	54.26%	$5,000,000
$7,500,000	37,500,000	64.02%	$7,500,000
$10,000,000	50,000,000	70.35%	$10,000,000

(1)	Represents the number of Put Shares issuable to Hudson at the fixed purchase price of $0.20 per share for the indicated draw amount. The fixed purchase price is subject to proportionate adjustment for stock dividends, stock splits, reverse stock splits and similar events.

(2)	The denominator used to calculate the applicable percentage is based on approximately 21,071,803 shares of Common Stock outstanding as of August 26, 2026, plus the applicable number of Put Shares in each scenario. The actual percentage of outstanding Common Stock will vary based on the number of shares outstanding at the time of each put and any other issuances of Common Stock prior to or during the Commitment Period. Excludes Warrant Shares.

The Put Shares, the ELOC Warrant and the ELOC Warrant Shares were, and will be, offered and sold to Hudson in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The above description is a summary of the material terms of the ELOC Purchase Agreement. This summary is qualified in its entirety by the full text of the ELOC Purchase Agreement including the First Amendment thereto, a copy of which is attached to this Proxy Statement as Appendix A.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this Proposal 1.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2

ELOC WARRANT SHARES PROPOSAL

Background and Reasons for Stockholder Approval

In connection with the ELOC Purchase Agreement, the Company issued Hudson a common stock purchase warrant (the “ELOC Warrant”) to purchase up to 925,925 shares of Common Stock (the “ELOC Warrant Shares”) at an exercise price of $0.01 per share, subject to adjustment as provided in the ELOC Warrant. The ELOC Warrant is exercisable at any time following stockholder approval of the shares issuable upon exercise of the ELOC Warrant (the “Stockholder Approval Date”) until 5:00 p.m. Eastern time on the date that is five years after the Stockholder Approval Date, subject to the terms and limitations set forth therein, including a 4.99% beneficial ownership limitation.

Under the terms of the Purchase Agreement, we agreed to obtain stockholder approval within 75 calendar days of the date of the Purchase Agreement (the “Stockholder Approval Deadline Date”). If Stockholder Approval is not obtained on or before the Stockholder Approval Deadline Date, Hudson will have the right to require us to pay a buyout amount of $250,000 in cash, upon which the ELOC Warrant will be extinguished and redeemed in its entirety.

Additionally, pursuant to Nasdaq Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price for such stock, the issuer generally must obtain the prior approval of its stockholders. While the ELOC Warrant Shares will not exceed 20% in the aggregate, they will likely be integrated with the Put Shares under the ELOC Purchase Agreement. As such, we are asking stockholders to approve the issuance of the ELOC Warrant Shares to ensure compliance of the Put Shares under Rule 5635(d).

The following is a summary of the material terms of the ELOC Warrant. This summary is qualified in its entirety by the full text of the ELOC Warrant, a copy of which is attached to this Proxy Statement as Appendix B.

Potential Effects of the Proposal

Upon obtaining stockholder approval requested in this proposal 2, we would satisfy our obligation to obtain stockholder approval within the Stockholder Approval Deadline Date and therefore not subject to the redemption provisions un the ELOC Warrant for which we do not currently have available funds.

Additionally, upon obtaining stockholder approval requested in this proposal 2, we would no longer be bound by Nasdaq Listing Rule 5635(d)’s restriction on the number of ELOC Warrant Shares we are able to issue pursuant to the ELOC Warrant.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this Proposal 2.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3

THE FUTURE ISSUANCES PROPOSAL

Background and Reasons for Stockholder Approval

Our stockholders are being asked to approve, for purposes of Nasdaq Listing Rule 5635(d), future issuances of the Company’s securities that are 20% Issuances (as defined below), that are sold at a price that is below the Minimum Price (as defined below) and are sold in one or more capital raising transactions on terms that are within the Nasdaq Parameters (as defined below) (“Future Issuances”).

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (i) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance, and (ii) “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on NASDAQ.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of common stock (as reflected on NASDAQ.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

Furthermore, since the Future Issuances have not been completed and the specific terms of each Future Issuance are uncertain, Nasdaq will not consider approval by our stockholders of the Future Issuances to be sufficient for purposes of Nasdaq Rule 5635(d) unless we implement and disclose the following transaction parameters, which cannot be altered (the “Nasdaq Parameters”):

1.	Maximum number of shares of Common Stock Issuable:

250,000,000

2.	Maximum number of shares of Common Stock issuable upon exercise of Warrants:

250,000,000

3.	Maximum Dollar Amount of Issuance:

$100,000,000

4.	Maximum Amount of discount to the market:

80%

5.	Purpose of the Transaction:

To provide the Company with additional working capital.

6.	Time frame to complete the Future Issuances:

The closing date is no later than April 8, 2027 (6 months after the Meeting)

Potential Effects of the Proposal

If this proposal 3 is approved and we complete Future Issuances under the Nasdaq Parameters, such issuances will not affect the rights of our existing stockholders, but such issuances will have a dilutive effect on our existing stockholders, including, over time, the voting power of the existing stockholders. Failure to approve this proposal could limit our ability to raise additional funds in one or more capital raising transaction in a timely manner which could have a material adverse effect on our business.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this Proposal 3.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4

THE FEBRUARY 11TH NOTE CONVERSION PROPOSAL

Background and Description of February 11th Note

On February 12, 2026, the Company entered into a Securities Purchase Agreements dated February 11, 2026 (the “February 11th Purchase Agreement”) with Vanquish Funding Group, Inc. (the “Lender”), a Virginia corporation, under which it issued a promissory note dated February 11, 2026 on February 12, 2026 in the principal amount of $233,910, for a purchase price of $207,000, reflecting an original issue discount of $26,910 (the “February 11th Note”). The February 11th Note carries a one-time interest charge of 12% and is repayable in seven monthly payments beginning August 15, 2026 in the amount of $144,099 and for the next 6 months thereafter in the amount of $19,648.50. The February 11th Note matures on February 15, 2027.

Upon the occurrence and during the continuation of any Event of Default (as defined in the February 11th Note), the February 11th Note shall become immediately due and payable and we are required to pay Lender, in full satisfaction of its obligations hereunder, an amount equal to 150% (“Default Percentage”) times the sum of (w) the then outstanding principal amount of the notes plus (x) accrued and unpaid interest on the unpaid principal amount of the notes to the date of payment plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the Lender pursuant to Article IV of the notes (the then outstanding principal amount of the notes to the date of payment plus the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the “Default Amount”) and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Lender shall be entitled to exercise all other rights and remedies available at law or in equity.

Following an Event of Default, the February 11th Note becomes convertible into shares of our common stock at the then existing conversion price (the ” February 11th Note Conversion Price”). The February 11th Note Conversion Price is 75% multiplied by the February 11th Note Market Price (as defined below) representing a discount rate of 25%. ” February 11th Note Market Price” means the lowest trading price for our common stock during the ten (10) trading day period ending on the latest complete trading day prior to the conversion date. The February 11th Note includes customary default provisions, including non-payment, failure to deliver shares upon conversion, and cessation of operations.

The February 11th Note contains a conversion limitation whereby the Company shall not issue a number of shares of its common stock under this February 11th Note, which when aggregated with all other securities that are required to be aggregated for purposes of Rule 5635(d), would exceed 19.99% of the shares of Common Stock outstanding as of the date of the February 11th Purchase Agreement. The Company intends to use the proceeds of the February 11th Note for general working capital purposes. This transaction with Lender closed on February 17, 2026

The following is a summary of the material terms of the February 11th Note. This summary is qualified in its entirety by the full text of the February 11th Note, a copy of which is attached to this Proxy Statement as Appendix C.

Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price for such stock, the issuer generally must obtain the prior approval of its stockholders. The number of February 11th Conversion Shares that may be issued to Lender pursuant to the February 11th Note could result in the issuance of a number of shares exceeding the threshold and pricing for which stockholder approval is required under Rule 5635(d).

Potential Effects of Proposal

If our stockholders do not approve this Proposal 4, the limitation on converting the February 11th Note will remain in effect and the holder of the February 11th Note will not be entitled to convert the February 11th Note into shares of our common stock to the extent that the conversion would result in the issuance of more than 19.99% of our outstanding shares of common stock. The limitations on conversion that would remain in effect if this Proposal 4 is not approved could result in penalties being assessed against us for failure to timely deliver shares upon a conversion of the February 11th Note, and could also jeopardize our future financing prospects because prospective purchasers of securities may consider our stockholders as unsupportive of financings approved by our Board.

Failure to receive approval of this Proposal 4 at the Meeting may increase our general and administrative expenses if we need to solicit stockholder approval of this Proposal 4 at a subsequent meeting of stockholders, funds that we believe would be better spent pursuing our business plan.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this Proposal 4.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5

THE FEBRUARY 19TH NOTE CONVERSION PROPOSAL

Background and Description of February 19th Note

On February 19, 2026 (the “Issuance Date”), the Company entered into a securities purchase agreement (the “February 19th Purchase Agreement”) with Vanquish Funding Group Inc. (the “Lender”) pursuant to which the Company issued to the Lender a promissory note in the principal amount of $233,910 (inclusive of a $26,910 original issuance discount) (the “February 19th Note”) for gross proceeds of $207,000.

The February 19th Note matures on February 15, 2027 and has a one-time interest charge equal to 12% of the principal amount, or $28,069, payable in cash, or upon the occurrence of an Event of Default (as defined in the February 19th Note), may be converted into shares of the Company’s common stock as set forth in the February 19th Note. Any principal or accrued but unpaid interest on the February 19th Note which is not paid when due shall accrue interest at a rate of 22% per annum (the “Default Interest”). The February 19th Note may be prepaid at any time with no penalty upon prior written notice to the Lender and the percentage that must be prepaid is as follows: (i) if the Company prepays the February 19th Note on a date that is prior to the date that is 90 days from the Issuance Date, the Company shall pay 96% of the principal amount of the Note together with accrued interest thereon; (ii) if the Company prepays the February 19th Note on the date that is on or after 91 days after the Issuance Date but before the 151st date after the Issuance Date, the Company shall pay 97% of the principal amount of the February 19th Note together with accrued interest thereon; and (iii) if the Company prepays the February 19th Note on the date that is on or after 151 days after the Issuance Date but before the 181st date after the Issuance Date, the Company shall pay 98% of the principal amount of the Note together with accrued interest thereon. Notwithstanding the foregoing, the principal amount of the February 19th Note together with accrued but unpaid interest shall be paid as follows: (i) $144,088 shall be paid on August 15, 2026 and (ii) the Company shall pay monthly installments of $19,648.50 each month from September 15, 2026 through February 15, 2027.

Pursuant to the terms of the February 19th Note, while the February 19th Note is outstanding, the Company may not sell, lease or dispose of any significant portion of its assets outside of the ordinary course of business without the Lender’s prior written consent. Upon the occurrence of an Event of Default, the February 19th Note shall become immediately due and payable in an amount equal to 150% multiplied by the sum of (i) the outstanding principal amount of the February 19th Note, (ii) accrued but unpaid interest on the February 19th Note, (iii) Default Interest, if any, on the February 19th Note and (iv) such other amounts due and payable pursuant to the terms of the February 19th Note. Upon the occurrence of an Event of Default, the Lender may convert the February 19th Note into shares of the Company’s common stock (the “February 19th Conversion Shares” and together with the February 19th Note, the “February 19th Securities”) at the February 19th Note Conversion Price. “February 19th Note Conversion Price” means 75% multiplied by the Market Price (as defined in the February 19th Note). Notwithstanding the foregoing, the Company is prohibited from effecting a conversion of the February 19th Note to the extent that, as a result of such conversion, the Lender together with its affiliates, would beneficially own more than 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of the February 19th Conversion Shares. Furthermore, the Company is prohibited from effecting a conversion of the February 19th Note to the extent that, as a result of such conversion, the issuance of the February 19th Conversion Shares would exceed 19.99% of the Company’s common stock outstanding as of the Issuance Date without first obtaining stockholder approval. Pursuant to the February 19th Note, the Lender shall be entitled to deduct $1,500 from the conversion amount for each notice of conversion to cover its fees associated with such conversion.

The following is a summary of the material terms of the February 19th Note. This summary is qualified in its entirety by the full text of the February 19th Note, a copy of which is attached to this Proxy Statement as Appendix D.

Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price for such stock, the issuer generally must obtain the prior approval of its stockholders. The number of February 19th Conversion Shares that may be issued to Lender pursuant to the February 19th Note could result in the issuance of a number of shares exceeding the threshold and pricing for which stockholder approval is required under Rule 5635(d).

Potential Effects of Proposal

If our stockholders do not approve this Proposal 5, the limitation on converting the February 19th Note will remain in effect and the holder of the February 19th Note will not be entitled to convert February 19th Note into shares of our common stock to the extent that the conversion would result in the issuance of more than 19.99% of our outstanding shares of common stock. The limitations on conversion that would remain in effect if this Proposal 5 is not approved could result in penalties being assessed against us for failure to timely deliver shares upon a conversion of the February 19th Note, and could also jeopardize our future financing prospects because prospective purchasers of securities may consider our stockholders as unsupportive of financings approved by our Board.

Failure to receive approval of this Proposal 5 at the Meeting may increase our general and administrative expenses if we need to solicit stockholder approval of this Proposal 5 at a subsequent meeting of stockholders, funds that we believe would be better spent pursuing our business plan.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this Proposal 5.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 5.

PROPOSAL NO. 6

THE FORBEARANCE SHARES PROPOSAL

Background

On July 24, 2026, the Company entered into a Business Loan and Security Agreement (the “Business Loan Agreement”) with Agile Lending, LLC (the “Lender”), pursuant to which the Company obtained a loan from the Lender in the principal amount of $825,000 (the “Business Loan”), with net proceeds to the Company of $254,350, following the payment of an administration fee $41,500 and repayment in full of the prior loan (the “March 2026 Loan”) from Lender in the amount of $529,400, with a total repayment amount of $1,188,000, including interest charges of $363,000 (assuming all payments are made on time and the Business Loan is not prepaid) repayable in 30 weekly installments of $37,125 beginning July 29, 2026 with a maturity date of March 3, 2027. Pursuant to the Business Loan Agreement, the Company granted the Lender a continuing security interest in certain collateral (as defined in the Business Loan Agreement). In connection with the Business Loan, the Company issued Lender a Confessed Judgement Secured Promissory Note (the “Secured Note”) dated July 24, 2026 in the amount 825,000 with a maturity date of March 3, 2027. The Company’s wholly-owned subsidiaries, Avalon Healthcare System Inc., Avalon Laboratory Services, Inc., and Avalon Quantum AI LLC guaranteed the Business Loan and the Secured Note.

The restrictive covenants include customary restrictions on the Company’s ability to incur additional debt; make investments; grant or incur liens on assets; sell assets; engage in mergers, consolidations, liquidations or dissolutions; engage in transactions with affiliates; and make dividend payments. In addition, the Loan Agreement contains customary representations and warranties, affirmative covenants and events of default.

On July 24, 2026, the Company entered into a Forbearance Letter Agreement with the Lender under which the Lender agreed to forbear the payment due under the March 2026 Loan, including any enforcement of rights thereunder relating to default, pending closing of the Business Loan. In consideration of the forbearance, the Company agreed to issue Lender 360,000 shares (the “Forbearance Shares”) of its common stock, par value $0.0001 per share and granted Lender “piggyback” registration rights with respect to the Forbearance Shares.

The foregoing descriptions of the Business Loan Agreement, Secured Note, and Forbearance Letter Agreement are qualified in their entirety by reference to the full text of the Business Loan Agreement, Secured Note, and Forbearance Letter Agreement, which are filed as exhibits to the Company’s Current Report on Form 8-K filed on July 29, 2026.

Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price for such stock, the issuer generally must obtain the prior approval of its stockholders. While the Forbearance Shares do not exceed the 20% threshold under Nasdaq Listing Rule 5635(d), they could be aggregated with other issuances over a six-month period. Accordingly, we are requesting our stockholders to approve the issuance of the Forbearance Shares to avoid any potential future aggregation issues pursuant to Rule 5635(d).

Potential Effects of the Proposal

If our stockholders do not approve this Proposal 6, we will need to make sure that all issuances of shares below the Minimum Price over a 6-month period when aggregated with the Forbearance Shares do not exceed the 20% threshold under Nasdaq Rule 5635(d), which could limit the amount of shares we are able to issuance in any six month period and restrict our ability to retain consultants and/or issue shares for any future forbearance or waiver purposes which could have a material adverse effect on our business.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this Proposal 6.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 6.

PROPOSAL NO. 7

THE CHARTER AMENDMENT PROPOSAL

Background and Reasons for Stockholder Approval

On August 10, 2026, our board of directors approved an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock, par value $0.0001 per share (“common stock”) from 100,000,000 to 125,000,000. We are asking our stockholders to approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock to 125,000,000 shares. Our authorized capital stock presently consists of 100,000,000 shares of common stock and 10,000,000 of which are designated as preferred stock, par value $0.0001 per share, of which 9,960,500 shares remain undesignated as of August 26, 2026.

As of August 26, 2026, 21,071,803 shares of our common stock were issued and outstanding. In addition, as of August 26, 2026, there were:

●	2,189,836 shares of Common Stock issuable upon exercise of outstanding options with a weighted average exercise price of $1.74

●	84,731 shares of Common Stock issuable upon exercise of outstanding warrants with a weighted average exercise price of $20.40;

●	1,058,091 shares of Common Stock issuable upon conversion of outstanding Series C Convertible Preferred Stock at a conversion price of $2.41 per share;

●	12,257,520 shares of Common Stock issuable upon conversion of outstanding Series E Convertible Preferred Stock as a conversion price of $1.50 per share;

●	800,000 shares of Common Stock upon conversion of outstanding Series F Convertible Preferred Stock at a conversion price of $0.50 per share;

●	181,750 shares of Common Stock reserved for future issuance under our 2019 Incentive Stock Plan and our Amended and Restated 2020 Stock Incentive Plan;

●	6,372,550 shares of Common Stock issuable upon exercise of Series A-1 Warrants at an exercise price of $0.51 per share;

●	6,372,550 shares of Common Stock issuable upon exercise of Series A-2 Warrants at an exercise price of $0.51 per share; and

●	318,628 shares of Common Stock issuable upon exercise of the existing Placement Agent warrants at an exercise price of $0.6375 per share.

●	1,000,000 shares of Common Stock issuable upon exercise of the August 2026 Pre-Funded Warrants

Except as otherwise indicated herein, all information in this proxy reflects or assumes that none of the securities above were converted or exercised.

Accordingly, as of August 26, 2026, out of the 100,000,000 shares authorized, 21,071,803 shares of common stock are outstanding, 30,635,656 shares are issued and outstanding or reserved for issuance and 48,592,541 shares of common stock remain available for future issuance.

The approval of this Proposal 7 is necessary to enable the Company to increase the amount equity capital we are able to raise in pursuit of its business and operating objectives, primary amongst which are additional acquisition of in vitro fertilization clinics to reach cash flow breakeven as soon as possible.

Procedure for Implementing the Charter Amendment

The Authorized Share Increase will become effective upon the filing of an Amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, attached hereto as Appendix E, or such later time as specified in the Certificate of Amendment. The exact timing of the filing of the Certificate of Amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to our Company and our shareholders.

Rationale for the Proposed Amendment

Over the past several years, we have used shares of our common stock to, among other things, engage in financings, incentivize and compensate employees and other service providers, and for other general corporate purposes. Our Board believes that it is in the best interests of our Company to increase the number of authorized shares of our common stock in order to give us greater flexibility in considering and planning for potential business needs. The increase in the number of authorized but unissued shares of common stock would enable us, without the expense and delay of seeking stockholder approval, to issue shares from time to time as may be required for proper business purposes.

We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:

●	financing transactions, such as public or private offerings of common stock or convertible securities;

●	strategic investments, mergers, acquisitions, and other transactions;

●	licenses, partnerships, collaborations, and other similar transactions;

●	our equity incentive plans; and

●	other corporate purposes that have not yet been identified.

At this time, we do not have any plans, proposals, or arrangements, written or oral, to issue any of the proposed additional authorized shares of our common stock for general corporate or any other purposes. However, the Board believes that the availability of additional authorized shares of our common stock will afford us needed flexibility in acting upon financing transactions to strengthen our financial position and/or engaging in strategic activities without using cash. Unless required by applicable law or stock exchange rules, no further vote of the holders of common stock will be required with respect to any such transaction.

Potential Effects of the Proposed Amendment

The additional shares of common stock for which authorization is sought would be identical in powers, privileges and rights to the shares of common stock that are now authorized. Holders of common stock do not have preemptive rights to subscribe to additional securities that we may issue.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Further, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of the company than they presently own.

Our Board has not proposed the increase in amount of authorized shares with the intention of discouraging tender offers or takeover attempts. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest, or other attempt to obtain control.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this Proposal 7.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 7

PROPOSAL NO. 8

THE JULY 1ST CONSULTING SHARES PROPOSAL

Background

On July 1st, 2026, the Company and a consultant entered into a consulting agreement (the “July 1st Consulting Agreement”) whereby the consultant’s services include providing business development assistance, advice regarding financings, and consultation regarding product development. Pursuant to the July 1st Consulting Agreement, we agreed, upon mutual consent, to issue 300,000 shares of common stock as consideration (the “July 1st Consulting Shares”).

Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price for such stock, the issuer generally must obtain the prior approval of its stockholders. While the July 1st Consulting Shares do not exceed the 20% threshold under Nasdaq Listing Rule 5635(d), they could be aggregated with other issuances over a six-month period. Accordingly, we are requesting our stockholders to approve the issuance of the July 1st Consulting Shares to avoid any potential future aggregation issues pursuant to Rule 5635(d).

Potential Effects of the Proposal

If our stockholders do not approve this Proposal 8, we will need to make sure that all issuances of shares below the Minimum Price over a 6-month period when aggregated with the July 1st Consulting Shares do not exceed the 20% threshold under Nasdaq Rule 5635(d), which could limit the amount of shares we are able to issuance in any six month period and restrict our ability to retain consultants and/or issue shares for any future forbearance or waiver purposes which could have a material adverse effect on our business.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this Proposal 8.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 8.

PROPOSAL NO. 9

THE FIRST JULY 30TH CONSULTANT SHARES PROPOSAL

Background

On July 1st, 2026, the Company and a consultant entered into a consulting agreement which was subsequently amended on July 30th, 2026 (the “First July 30th Consulting Agreement”) whereby the consultant’s services include providing business development assistance, advice regarding financings, and consultation regarding product development. Pursuant to the First July 30th Consulting Agreement, we agreed, upon mutual consent, to issue 600,000 shares of common stock as consideration (the “First July 30th Consulting Shares”).

Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price for such stock, the issuer generally must obtain the prior approval of its stockholders. While the First July 30th Consulting Shares do not exceed the 20% threshold under Nasdaq Listing Rule 5635(d), they could be aggregated with other issuances over a six-month period. Accordingly, we are requesting our stockholders to approve the issuance of the First July 30th Consulting Shares to avoid any potential future aggregation issues pursuant to Rule 5635(d).

Potential Effects of the Proposal

If our stockholders do not approve this Proposal 9, we will need to make sure that all issuances of shares below the Minimum Price over a 6-month period when aggregated with the First July 30th Consulting Shares do not exceed the 20% threshold under Nasdaq Rule 5635(d), which could limit the amount of shares we are able to issuance in any six month period and restrict our ability to retain consultants and/or issue shares for any future forbearance or waiver purposes which could have a material adverse effect on our business.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this Proposal 9.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 9.

PROPOSAL NO. 10

THE SECOND JULY 30TH CONSULTANT SHARES PROPOSAL

Background

On July 30th, 2026, the Company and a consultant entered into a consulting agreement (the “Second July 30th Consulting Agreement”) whereby the consultant’s services include providing general advisory services for the Company’s operations. Pursuant to the Second July 30th Consulting Agreement, we agreed, upon mutual consent, to issue 750,000 shares of common stock as consideration (the “Second July 30th Consulting Shares”).

Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price for such stock, the issuer generally must obtain the prior approval of its stockholders. While the Second July 30th Consulting Shares do not exceed the 20% threshold under Nasdaq Listing Rule 5635(d), they could be aggregated with other issuances over a six-month period. Accordingly, we are requesting our stockholders to approve the issuance of the Second July 30th Consulting Shares to avoid any potential future aggregation issues pursuant to Rule 5635(d).

Potential Effects of the Proposal

If our stockholders do not approve this Proposal 10, we will need to make sure that all issuances of shares below the Minimum Price over a 6-month period when aggregated with the Second July 30th Consulting Sharesdo not exceed the 20% threshold under Nasdaq Rule 5635(d), which could limit the amount of shares we are able to issuance in any six month period and restrict our ability to retain consultants and/or issue shares for any future forbearance or waiver purposes which could have a material adverse effect on our business.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this Proposal 10.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 10.

PROPOSAL NO. 11

THE AUGUST 1ST CONSULTANT SHARES PROPOSAL

Background

On August 1st, 2026, the Company and a consultant entered into a consulting agreement (the “August 1st Consulting Agreement”) whereby the consultant’s services include providing business development assistance, advice regarding financings, and consultation regarding product development.. Pursuant to the August 1st Consulting Agreement, we agreed, upon mutual consent, to issue 200,000 shares of common stock as consideration (the “August 1st Consulting Shares”).

Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price for such stock, the issuer generally must obtain the prior approval of its stockholders. While the August 1st Consulting Shares do not exceed the 20% threshold under Nasdaq Listing Rule 5635(d), they could be aggregated with other issuances over a six-month period. Accordingly, we are requesting our stockholders to approve the issuance of the August 1st Consulting Shares to avoid any potential future aggregation issues pursuant to Rule 5635(d).

Potential Effects of the Proposal

If our stockholders do not approve this Proposal 11, we will need to make sure that all issuances of shares below the Minimum Price over a 6-month period when aggregated with the August 1st Consulting Shares do not exceed the 20% threshold under Nasdaq Rule 5635(d), which could limit the amount of shares we are able to issuance in any six month period and restrict our ability to retain consultants and/or issue shares for any future forbearance or waiver purposes which could have a material adverse effect on our business.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this Proposal 11.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 11.

PROPOSAL NO. 12

THE PRE-FUNDED WARRANT PROPOSAL

Background

On August 14, 2026, the Company issued promissory notes to certain accredited investors in the aggregate principal amount of $616,000 (inclusive of a $66,000 original issuance discount) (the “August 2026 OID Notes”) for gross proceeds of $550,000. The Company used the net proceeds of the August 2026 OID Notes to repay (i) $144,000 under that certain 7% promissory note in the original principal amount of $233,910 issued to Vanquish Funding Group Inc.(ii) $125,000 under those certain 18.75 % notes issued in June 2025; (iii) $74,000 under its July 2024 Business Loan and Security. The remaining net proceeds will be used for working capital and general corporate purposes. In addition, the Company issued pre-funded warrants (“Pre-Funded Warrants”) to purchase 1,000,000 shares of its common stock (“Pre-Funded Warrant Shares”) as an inducement for investors to purchase the OID Notes. The August 2026 OID Notes mature on May 14, 2027 and accrue interest at a rate of 7% per annum which increases to 15% (or the maximum amount permitted by law) during the existence of an event of default. The August 2026 OID Notes may be prepaid at any time at 105% of the original principal amount. The August 2026 OID Notes contain negative covenants, including restrictions on additional indebtedness while the notes are outstanding. The Company granted the investors in the Note Purchase Agreement a “most-favored nations” provision with respect to the issuance of any debt that is not convertible into common stock of the Company (or amends any non-convertible debt that was issued before the Issue Date).

The Pre-Funded Warrants are immediately exercisable and may be exercised at a nominal exercise price of $0.0001 per share of Common Stock at any time until all of the August 2026 Pre-Funded Warrants are exercised in full; provided, however, that until the Company has obtained stockholder approval for issuance of the August 2026 Pre-Funded Warrant Shares, the Company shall not issue a number of August 2026 Pre-Funded Warrant Shares, which when aggregated with all other securities that are required to be aggregated for purposes of Nasdaq Listing Rule 5635(d), would exceed 19.99% of the shares of Common Stock outstanding as of the date of definitive agreement with respect to the first of such aggregated transactions A holder may not exercise any portion of the Common Warrants to the extent the Purchaser would own more than 4.99% of the outstanding Common Stock immediately after exercise. A holder may increase or decrease this percentage with respect to August 2026 Pre-Funded Warrants to a percentage not in excess of 9.99%, except that any such increase shall require at least 61 days’ prior notice to the Company.

Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price for such stock, the issuer generally must obtain the prior approval of its stockholders. While the Pre-Funded Warrant Shares do not exceed the 20% threshold under Nasdaq Listing Rule 5635(d), they could be aggregated with other issuances over a six-month period. Accordingly, we are requesting our stockholders to approve the issuance of the Pre-Funded Warrant Shares to avoid any potential aggregation issues pursuant to Rule 5635(d).

Potential Effects of the Proposal

If our stockholders do not approve this Proposal 12, we will need to make sure that all issuances of shares below the Minimum Price over a 6-month period when aggregated with Pre-Funded Warrant Shares do not exceed the 20% threshold under Nasdaq Rule 5635(d), which could limit the amount of shares we are able to issuance in any six month period and restrict our ability to retain consultants and/or issue shares for any future forbearance or waiver purposes which could have a material adverse effect on our business. Failure to approve this Proposal 12 could also result in the holders of Pre-Funded Warrants not being able to exercise their Pre-Funded Warrants, which would be a default under the Note Purchase Agreement causing acceleration of the 2026 OID Note. A default would also cause a cross default under other indebtedness, including our secured debt and causing acceleration of approximately an additional $2 million in indebtedness, which we cannot currently pay. In this instance, our secured creditors would be entitled to foreclose on our collateral. All of this would make it extremely difficult to procure additional financing and would have a material adverse effect on our business.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this Proposal 12.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 12.

PROPOSAL NO. 13

THE MFN SHARES PROPOSAL

Background

On August 13, 2026, the Company issued a promissory note to FirstFire Opportunities Fund, LLC (“FirstFIre”) in the principal amount of $250,000 (inclusive of a $50,000 original issuance discount) (the “FirstFire Note”) for gross proceeds of $200,000. The Company intends to use the $144,000 of the net proceeds of the FirstFire Note to repay that certain 7% promissory note in the original principal amount of $233,910 issued to Vanquish Funding Group Inc. and the remainder for working capital and general corporate purposes. In addition, the Company issued 300,000 shares of its common stock to FirstFire as loan commitment fee for issuance of the FirstFire Note

The Company granted First a “most-favored nations” (“MFN” provision with respect to the issuance certain Notes issued in June 2026 in the aggregate amount of $500,000 (the “June 2026 Notes”) and one of the holders of such notes demanded an issuance of 300,000 shares of common stock (the “MFN Shares”) in enforcing its MFN provision

Reasons for Stockholder Approval

Under Nasdaq Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price for such stock, the issuer generally must obtain the prior approval of its stockholders. While the MFN Shares do not exceed the 20% threshold under Nasdaq Listing Rule 5635(d), they could be aggregated with other issuances over a six-month period. Accordingly, we are requesting our stockholders to approve the issuance of the MFN Shares to avoid any potential aggregation issues pursuant to Rule 5635(d). In addition, failure to approve the proposal could result in an event of default under the June 2026 notes, which would cause acceleration and would also result in a cross default on approximately an additional $2 million in indebtedness, including secured debt. Accordingly, we would like to avoid any default or cross default

Potential Effects of the Proposal

If our stockholders do not approve this Proposal 13, we will need to make sure that all issuances of shares below the Minimum Price over a 6-month period when aggregated with the MFN Shares do not exceed the 20% threshold under Nasdaq Rule 5635(d), which could limit the amount of shares we are able to issuance in any six month period and restrict our ability to retain consultants and/or issue shares for any future forbearance or waiver purposes which could have a material adverse effect on our business. Failure to approve this Proposal 13 could also result in a default under our June 2026 Notes causing acceleration. A default would also cause a cross default under other indebtedness, including our secured debt and causing acceleration of approximately an additional $2 million in indebtedness, which we cannot currently pay. In this instance, our secured creditors would be entitled to foreclose on our collateral. All of this would make it extremely difficult to procure additional financing and would have a material adverse effect on our business.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any interest in this Proposal 13.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 13.

PROPOSAL NO. 14

THE ADJOURNMENT PROPOSAL

General

In this proposal, we are asking our stockholders to authorize us to adjourn the Meeting to another time and place, if necessary or advisable, to solicit additional proxies if there are not sufficient votes to approve any of the foregoing proposals at the Meeting. If our stockholders approve this proposal, we could adjourn the Meeting without a vote on any of the foregoing proposals to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of any such proposals.

If the Meeting is adjourned, notice need not be given of the adjourned meeting if the time, place, if any, thereof (and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting) are announced at the Meeting or displayed, during the time scheduled for the Meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication. However, if the adjournment is for more than 30 days, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the Meeting. In addition, if after the adjournment a new Record Date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at such adjourned meeting as of the Record Date fixed for notice of such adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Interests of Directors and Executive Officers

None of the Company’s directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of shares of the Company’s common stock and/or securities exercisable for or convertible into shares of our common stock.

Vote Required

Stockholders may vote “FOR” or “AGAINST” or may “ABSTAIN” from voting on this proposal. Approval of this proposal requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes, if any, are not considered votes cast and will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 14.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of common stock, Series C Preferred Stock, Series E Preferred Stock and Series F Preferred Stock as of the Record Date, by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of the outstanding shares of any class of our outstanding voting securities;

●	each of the Company’s directors and director nominees;

●	each of the Company’s named executive officers; and

●	all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined according to SEC rules, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options that are currently exercisable or become exercisable and preferred stock that are currently convertible or become convertible within 60 days of the Record. Except as described in the footnotes below, we believe that based on the information furnished to us, each person and entity named in the table below has sole voting and dispositive power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.

The number of shares of common stock beneficially owned by our directors and executive officers includes shares that such persons have the right to acquire within 60 days of the Record Date, including through the exercise of stock options and conversion of the Series C Preferred Stock, Series E Preferred Stock and Series F Preferred Stock as noted in the table footnotes.

Unless otherwise indicated, the business address for each beneficial owner listed is c/o Change Agents Corporation 4400 Route 9 South, Suite 3100, Freehold, NJ 07728

	Common Stock(1)			Series C Preferred Stock(2)		Series E Preferred Stock(3)		Series F Preferred Stock(4)
Name and address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage Beneficially Owned(5)	Number of Shares Beneficially Owned	Percentage Beneficially Owned(6)	Number of Shares Beneficially Owned	Percentage Beneficially Owned(7)	Number of Shares Beneficially Owned	Percentage Beneficially Owned(8)
Directors and Named Executive Officers
Meng Li	436,334	(9)	2.18%	-	-
Luisa Ingargiola	416,000	(10)	2.07%	-	-
Wenzhao Lu	2,513,617	(11)	12.79%	-	-		%
Lourdes Felix	101,586	(12)	*	-	-
Steven A. Sanders	202,132	(13)	1.02%	-	-
Michael Mathews	162,280	(14)	*	-	-	1,271.42	6.92%
Sam Knipper	175,000	(28)	*
All Executive Officers and Directors as a Group (7 persons)	4,006,949		19.04%	-	-
5% or Greater Stockholders:
Armistice Capital, Mater Fund Ltd (15)	1,125,000	(16)	5.42%

Platinum Edge Limited (17)	1,031,865	(18)	4.99%	2,550	100.00%

Darin Myman	347,340	(19)	1.71%			7,090.57	38.56%
Myseum, Inc.(20)	299,440	(21)	1.48%			6,561.71	34.11%
Judaopta LLC (22)	69,950	(23)	*			1,429.32	7.78%
TimB94 LLC (24)	57,480	(25)	*			1,173.63	6.49%
Allen E. Cage (26)	1,000,000	(27)	4.82%					400	100%

*	Less than one percent.

(1)	Each share of common stock is entitled to one vote.
(2)	Unless required by the DGCL or as otherwise set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series C Preferred Stock (“Series C COD”), the Series C Preferred Stock has no voting power. Each share of Series C Preferred Stock is convertible into shares of common stock by dividing the Series C Stated Value ($1,000) by the Series C Conversion Price then in effect ($2.41) as of The Record Date), or approximately 415 shares. The Series C COD has a 4.99% beneficial ownership blocker.
(3)	Unless required by the DGCL or as otherwise set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series E Preferred Stock (the “Series E COD”), the Series E Preferred Stock has no voting power. Each share of Series E Preferred Stock is convertible into shares of common stock by dividing the Series E Preferred Stock Stated Value ($1,000) by the Series E Conversion Price then in effect ($1.50 as of the Record Date), or approximately 667 shares. The Series E COD has a 4.99% beneficial ownership blocker. Until shareholder approval, the Company may not issue more than 19.99% of the shares of common stock outstanding as of the original December 15, 2025 issuance date, or 889,876 shares (the “Exchange Cap”) and the allocated for each Series E Preferred Holders is equal to their percentage ownership of the Series E Preferred multiplied by the Exchange Cap (the “Exchange Cap Allocation”)
(4)

Unless required by the DGCL or as otherwise set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series F Preferred Stock (“Series F COD”), the Series C Preferred Stock has no voting power. Each share of Series F Preferred Stock is convertible into shares of common stock by dividing the Series F Stated Value ($1,000) by the Series C Conversion Price then in effect ($0.50) as of the Record Date), or approximately 2,000 shares. The Series C COD has a 4.99% beneficial ownership blocker.

(5)	Percentages are based upon 19,646,803 shares of common stock outstanding as of the Record Date.
(6)	Percentages are based upon 2,550 shares of Series C Preferred Stock outstanding as of the Record Date.
(7)	Percentages are based upon 18,386.28 shares of Series E Preferred Stock outstanding as of the Record Date.
(8)	Percentages are based upon 400 shares of Series F Preferred Stock outstanding as of the Record Date.
(9)	Represents (i) 34,334 shares of common stock and (ii) options to purchase up to 402,000 shares of common stock.
(10)	Represents options to purchase up to 416,000 shares of common stock.
(11)	Represents (i) 2,295,975 shares of common stock held by Wenzhao Lu and (ii) 17,642 shares of common stock held by WLM Limited, a company controlled and wholly-owned by Wenzhao Lu.
(12)	Represents options to purchase up to 101,586 shares of common stock.
(13)	Represents options to purchase up to 202,132 shares of common stock.
(14)	Represents (i) 62,280 shares of common stock and (ii) options to purchase up to 100,000 shares of common stock. Excludes 953,013 shares of Common Stock issuable upon conversion of 1,429.32 shares of Series E Preferred Stock due to the Exchange Cap
(15)	The securities are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”), and may be deemed to be indirectly beneficially owned by: (i) Armistice Capital, LLC (“Armistice”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The warrants are subject to a beneficial ownership limitation of 4.99%, which such limitation restricts the Master Fund from exercising that portion of the warrants that would result in the Mater Fund and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.
(16)	Represents 1,125,000 shares of common stock underlying presently exercisable pre-funded warrants. Excludes 11,764,706 shares of common stock underlying common stock purchase warrants as the exercise of these warrants are subject to a beneficial ownership limitation of 4.99% of the Company’s outstanding shares of common stock.
(17)	Tiong Hua Ting is the Director of Platinum Edge Limited and in such capacity has the right to vote and dispose of the securities held by Platinum Edge Limited. The address of Platinum Edge Limited is Block 16 Kallang Place #01-16/18, Singapore 339156.
(18)	Includes 1,031,865 shares of common stock underlying presently convertible shares of Series C Preferred Stock on the Record Date. Excludes 26,226 shares of common stock underlying shares of presently convertible Series C Preferred Stock due to a beneficial ownership limitation of 4.99% in the Series C COD.
(19)	Represents (i) 299,440 shares of common held by Myseum, Inc., an entity that Darin Myman is the Chief Executive Officer and President of and in such capacity has the right to vote and dispose of the securities held by such entity, and (ii) 47,900 shares of common stock held by Mr. Myman directly. The address is c/o Myseum Inc., 65 Church Street, Suite 230, New Brunswick, NJ 08901 Excludes (i) 4,075,033 shares of common stock issuable upon 6,112.55 shares of Series E Preferred Stock held by Myseum Inc. due to the Exchange Cap and (ii) 652,013 shares of Common Stock issuable upon conversion of 978.02 shares of Series E Preferred Stock held by Darin Myman due to the Exchange Cap.
(20)	Darin Myman is the Chief Executive Officer and President of Myseum Inc. and in such capacity has the right to vote and dispose of the securities held by such entity. The address is c/o Myseum Inc., 65 Church Street, Suite 230, New Brunswick, NJ 08901
(21)	Represents 299,440 shares of common stock. Excludes 4,075,033 shares of common stock issuable upon 6,112.55 shares of Series E Preferred Stock held by Myseum Inc. due to the Exchange Cap
(22)	David Tabakhov is the natural person with voting and dispositive power over the shares held by the Judaopta, LLC. The address is for Judaopta LLC is 160 Woodbine Avenue, Merrick NY 11566.
(23)	Represents 69,000 shares of common stock and 950 shares of common stock issuable upon conversion of Series E Preferred Stock representing the remaining Exchange Cap Allocation with respect to shares of Series E Preferred Stock. Excludes 952,880 shares of Common Stock issuable upon conversion of 1,429.32 shares of Series E Preferred Stock due to the Exchange Cap.
(24)	Eric Weisblum is the natural person with voting and dispositive power over the shares held by the TimB94LLC, LLC. The address is for TimB94 LLC is 320 Central Ave, #348, Sarasota, FL 32436.
(25)	Represents 57,480 shares of common stock. Excludes 782,420 shares of Common Stock issuable upon conversion of 1,173.63 shares of Series E Preferred Stock due to the Exchange Cap
(26)	The address is: 4800 Walney Knoll Ct. Chantilly VA 20151
(27)	Represents (i) 200,000 shares of common stock and (ii) 800,000 shares issuable upon conversion of 400 shares of Series F Preferred Stock.
(28)	Represents options to purchase up to 175,000 shares of common stock.

STOCKHOLDER PROPOSALS OR NOMINATIONS TO BE PRESENTED
AT NEXT ANNUAL MEETING

Stockholder Proposals for 2027 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2027 annual meeting of stockholders (“2027 Annual Meeting of Stockholders”) in reliance on Rule 14a-8 under the Exchange Act must be received by us no later than December 17, 2026 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Change Agents Corporation, 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728, Attn.: Secretary.

Our Bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the annual meeting together with supporting documentation as well as be present at such meeting, either in person or by representative. For our 2027 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than March 11, 2027 and no earlier than February 9, 2027; provided, however, that in the event the annual meeting is scheduled to be held more than 30 days before the anniversary date of the immediately preceding annual meeting (the “Anniversary Date”) or more than 60 days after the Anniversary Date, a stockholder’s notice shall be timely if received by our Secretary at our principal executive office not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting; and (ii) the 10th day following the day on which such public announcement of the date of such annual meeting is first made by us. Any such nomination or proposal shall be mailed to: Change Agents Corporation, 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728, Attn.: Secretary.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at the 2027 Annual Meeting of Stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: Change Agents Corporation, 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728, Attn.: Secretary, no later than April 10, 2027. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our Bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws as described in this section and it shall not extend any such deadline set forth under our Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to that shared address. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Company stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or, if you share an address with another Company stockholder and are receiving multiple copies of annual reports and proxy statements but only wish to receive a single copy of such materials, you may:

●	if you are a stockholder of record, direct your written request to our Secretary, by telephone at (732) 780-4400 or by mail at 4400 Route 9 South, Suite 3100, Freehold, NJ 07728; or

●	if you are not a stockholder of record, notify your broker.

The Company will promptly deliver, upon written or oral request, a separate copy of this proxy statement to a stockholder at a shared address to which a single copy was delivered by using the contact information provided above.

WHERE YOU CAN FIND MORE INFORMATION

Our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports, and proxy statements and other information we file or furnish pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge on our website at http://www.changeagentscorp.com as soon as reasonably practicable after we electronically file such reports with, or furnish them to, the SEC. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including our company.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by all properly executed proxies on such matters in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

Appendix A

EQUITY PURCHASE AGREEMENT

This equity purchase agreement is entered into as of July 22, 2026 (this “Agreement”), by and between Change Agents Corporation, a Delaware corporation (the “Company”), and Hudson Global Ventures, LLC, a Nevada limited liability company (the “Investor”, and collectively with the Company, the “Parties”).

WHEREAS, the Parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase up to Ten Million Dollars ($10,000,000.00) of the Company’s Common Stock (as defined below);

NOW, THEREFORE, the Parties hereto agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings specified or indicated (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Agreement” shall have the meaning specified in the preamble hereof.

“Applicable Trading Amount” shall mean following:

(a)	$15,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.41 but less than or equal to $0.45; or

(b)	$25,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.45 but less than or equal to $0.50; or

(c)	$100,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.50 but less than or equal to $0.60; or

(d)	$200,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.60 but less than or equal to $0.75; or

(e)	$350,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.75 but less than or equal to $1.00; or

(f)	$450,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $1.00 but less than or equal to $1.50; or

(g)	$500,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $1.50.

For the avoidance of doubt, each of the closing prices identified above in this definition of Applicable Trading Amount are subject to adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the number of outstanding Common Stock.

“Average Daily Trading Value” shall mean the average trading volume of the Company’s Common Stock on the Principal Market during the two (2) Trading Days immediately preceding the respective Put Date multiplied by the lowest closing price of the Company’s Common Stock on the Principal Market during the two (2) Trading Days immediately preceding the respective Put Date.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

“Claim Notice” shall have the meaning specified in Section 9.3(a).

“Clearing Costs” shall mean all fees incurred by the Investor with respect to the Put Shares, including but not limited to fees charged by or paid to any brokerage firm (including commissions), clearing firm, and Transfer Agent, as well as attorney fees of $1,500 per Put.

“Clearing Date” shall be the date on which the Investor receives the Put Shares in its brokerage account.

“Closing” shall mean one of the closings of a purchase and sale of shares of Common Stock pursuant to Section 2.3.

“Closing Certificate” shall mean the closing certificate of the Company in the form of Exhibit B hereto.

“Closing Date” shall mean the date of any Closing hereunder.

“Commitment Period” shall mean the period commencing on the Execution Date, and ending on the earlier of (i) the date on which the Investor shall have purchased Put Shares pursuant to this Agreement equal to the Maximum Commitment Amount, (ii) thirty-six (36) months after the date of this Agreement, (iii) written notice of termination by the Company to the Investor (which shall not occur at any time that the Investor holds any of the Put Shares), (iv) the Registration Statement is no longer effective after the initial effective date of the Registration Statement, or (v) the date that, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property or the Company makes a general assignment for the benefit of its creditors; provided, however, that the provisions of Articles III, IV, V, VI, IX and the agreements and covenants of the Company and the Investor set forth in Article X shall survive the termination of this Agreement.

“Common Stock” shall mean the Company’s common stock, $0.0001 par value per share, and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) and assets (upon liquidation of the Company).

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning specified in the preamble to this Agreement.

“Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Damages” shall mean any loss, claim, damage, liability, cost and expense (including, without limitation, reasonable attorneys’ fees and disbursements and costs and expenses of expert witnesses and investigation).

“Dispute Period” shall have the meaning specified in Section 9.3(a).

“DTC” shall mean The Depository Trust Company, or any successor performing substantially the same function for the Company.

“DTC/FAST Program” shall mean the DTC’s Fast Automated Securities Transfer Program.

“DWAC” shall mean Deposit Withdrawal at Custodian as defined by the DTC.

“DWAC Eligible” shall mean that (a) the Common Stock is eligible at DTC for full services pursuant to DTC’s Operational Arrangements, including, without limitation, transfer through DTC’s DWAC system, (b) the Company has been approved (without revocation) by the DTC’s underwriting department, (c) the Transfer Agent is approved as an agent in the DTC/FAST Program, (d) the Put Shares are otherwise eligible for delivery via DWAC, and (e) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Put Shares, as applicable, via DWAC.

“DWAC Shares” means shares of Common Stock that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and (iii) timely credited by the Company to the Investor’s or its designee’s specified DWAC account with DTC under the DTC/FAST Program, or any similar program hereafter adopted by DTC performing substantially the same function.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Execution Date” shall mean the date of this Agreement.

“Exercise Shares” shall mean the shares of Common Stock underlying the Warrants.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Investment Amount” shall mean the Put Shares referenced in the Put Notice multiplied by the Purchase Price, minus the Clearing Costs.

“Indemnified Party” shall have the meaning specified in Section 9.2.

“Indemnifying Party” shall have the meaning specified in Section 9.2.

“Indemnity Notice” shall have the meaning specified in Section 9.3(e).

“Investor” shall have the meaning specified in the preamble to this Agreement.

“Lien” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall mean any effect on the business, operations, properties, or financial condition of the Company and the Subsidiaries that is material and adverse to the Company and the Subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform its obligations under any Transaction Document.

“Maximum Commitment Amount” shall mean Ten Million Dollars ($10,000,000.00).

“Person” shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Principal Market” shall mean any of the national exchanges (i.e. NYSE, NYSE American, and Nasdaq) which is at the time the principal trading platform for the Common Stock (excluding all OTC marketplaces).

“Purchase Price” shall mean $0.30, subject to adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the number of outstanding Common Stock.

“Put” shall mean the right of the Company to require the Investor to purchase shares of Common Stock, subject to the terms and conditions of this Agreement.

“Put Date” shall mean any Trading Day during the Commitment Period that a Put Notice is deemed delivered pursuant to Section 2.2(b).

“Put Notice” shall mean a written notice, substantially in the form of Exhibit A hereto, to Investor setting forth the Put Shares which the Company intends to require Investor to purchase pursuant to the terms of this Agreement.

“Put Shares” shall mean all shares of Common Stock issued, or that the Company shall be entitled to issue, per any applicable Put Notice in accordance with the terms and conditions of this Agreement.

“Registration Rights Agreement” shall mean that certain registration rights agreement entered into by the Company with the Investor on the date hereof in connection with this Agreement.

“Registration Statement” shall have the meaning specified in Section 6.4.

“Regulation D” shall mean Regulation D promulgated under the Securities Act.

“Required Minimum” shall mean, as of any date, the maximum aggregate number of shares of Common Stock potentially issuable at such time pursuant to the Transaction Documents, which shall be calculated on each such date as follows: the then remaining Maximum Commitment Amount divided by the Purchase Price on each such date, ignoring any beneficial ownership limitations set forth herein.

“Rule 144” shall mean Rule 144 under the Securities Act or any similar provision then in force under the Securities Act.

“SEC” shall mean the United States Securities and Exchange Commission.

“SEC Documents” shall have the meaning specified in Section 4.5.

“Securities” means, collectively, the Put Shares, Warrants, and Exercise Shares.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market LLC (or any successor entity) from the stockholders of the Company with respect to the issuance of the shares of Common Stock upon exercise of the Warrants.

“Stockholder Approval Date” means the date on which Stockholder Approval is obtained and deemed effective under Delaware law.

“Subsidiary” means any Person the Company wholly-owns or controls, or in which the Company, directly or indirectly, owns a majority of the voting stock or similar voting interest, in each case that would be disclosable pursuant to Item 601(b)(21) of Regulation S-K promulgated under the Securities Act.

“Third Party Claim” shall have the meaning specified in Section 9.3(a).

“Trading Day” shall mean a day on which the Principal Market shall be open for business.

“Transaction Documents” shall mean this Agreement, the Registration Rights Agreement, Warrants, and all exhibits hereto and thereto.

“Transfer Agent” shall mean VStock Transfer LLC, the current transfer agent of the Company, with a mailing address of 18 Lafayette Place, Woodmere, NY 11598, and any successor transfer agent of the Company.

“VWAP” shall mean the dollar volume-weighted average price for the Common Stock on the Principal Market during “regular trading hours” as defined in Rule 600(b)(88) of Regulation NMS promulgated under the federal securities laws.

“Waiting Period” shall mean the period beginning on the Put Date and continuing through the date that is three (3) Trading Days immediately following the Clearing Date associated with the applicable Put Notice.

“Warrants” shall mean that certain common stock purchase warrant for the purchase of 925,925 shares of the Common Stock (subject to adjustment as provided therein) which shall be issued to Investor on the date of this Agreement and which shall be exercisable on or after the Stockholder Approval Date.

ARTICLE II

PURCHASE AND SALE OF COMMON STOCK

Section 2.1 PUTS. Subject to the terms and conditions set forth herein (including, without limitation, the provisions of Article VII), the Company shall have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of a Put Notice from time to time, to purchase Put Shares (i) in a minimum amount not less than $15,000.00 (calculated using the Purchase Price) and (ii) in a maximum amount up to the lesser of (a) 200% of the Average Daily Trading Value or (b) the Applicable Trading Amount.

Section 2.2 MECHANICS.

(a) PUT NOTICE. At any time and from time to time during the Commitment Period, except as provided in this Agreement, the Company may deliver a Put Notice to Investor, subject to satisfaction of the conditions set forth in Section 7.2 and otherwise provided herein. The Company shall deliver, or cause to be delivered, the Put Shares as DWAC Shares to the Investor on or before 4:30 p.m. Eastern time, on the Put Date. In addition to any other rights available to the Investor, if the Company fails to cause the Company’s transfer agent to deliver to the Investor the respective Put Shares in accordance with the provisions of this Agreement, and if after such date the Investor is required by its broker to purchase (in an open market transaction or otherwise) or the Investor’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Investor of the respective Put Shares which the Investor anticipated receiving upon receipt of the respective Put Notice (a “Buy-In”), then the Company shall pay in cash to the Investor, within one (1) Business Day of Investor’s request, the amount, if any, by which (x) the Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the product of (1) the number of Put Shares that the Company was required to deliver to the Investor in connection with the respective Put Notice times (2) the price at which the sell order giving rise to such purchase obligation was executed. For example, if the Investor purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to such Put Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, the Company shall be required to pay $1,000 to the Investor. The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit an Investor’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Put Shares as required pursuant to the terms hereof.

(b) DATE OF DELIVERY OF PUT NOTICE. A Put Notice shall be deemed delivered on (i) the Trading Day it is received by email by the Investor if such notice is received on or prior to 2:30 p.m. Eastern time, or (ii) the immediately succeeding Trading Day if it is received by email after 2:30 p.m. Eastern time on a Trading Day or at any time on a day which is not a Trading Day. The Company shall not deliver a Put Notice to the Investor during the period beginning on the Put Date of the immediately prior Put Notice and continuing through the date that is three (3) Trading Days following the Clearing Date associated with the immediately prior Put Notice (the “Cooldown Period”), provided, however, that the respective Cooldown Period shall not apply to the immediately prior Put Notice if (i) the Put Shares for the immediately prior Put Notice have been delivered to the Investor pursuant to the terms of this Agreement and (ii) the trading volume of the Common Stock on any Trading Day during the respective Cooldown Period exceeds 400% of the total Put Shares of the immediately prior Put Notice (the “Cooldown Waiver Trigger”). Notwithstanding anything herein to the contrary, all trading volume of the Common Stock on the respective Put Date that occurs prior to the specific time that the Put Notice is delivered to Investor shall not count towards the Cooldown Waiver Trigger.

Section 2.3 CLOSINGS. If the value of the Put Shares delivered to the Investor causes the Company to exceed the Maximum Commitment Amount, then immediately after the Waiting Period, the Investor shall return to the Company the surplus amount of Put Shares associated with such Put and the Purchase Price with respect to such Put shall be reduced by any Clearing Costs related to the return of such Put Shares. The Closing of a Put shall occur within two (2) Trading Days following the end of the Waiting Period for the respective Put, whereby the Investor shall deliver the Investment Amount for the respective Put by wire transfer of immediately available funds to an account designated by the Company.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF INVESTOR

The Investor represents and warrants to the Company that:

Section 3.1 INTENT. The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Securities to or through any Person in violation of the Securities Act or any applicable state securities laws; provided, however, that the Investor reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition.

Section 3.2 NO LEGAL ADVICE FROM THE COMPANY. The Investor acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

Section 3.3 ACCREDITED INVESTOR. The Investor is an accredited investor as defined in Rule 501(a)(3) of Regulation D, and the Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

Section 3.4 AUTHORITY. The Investor has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action and no further consent or authorization of the Investor is required. Each Transaction Document to which it is a party has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and binding obligation of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

Section 3.5 NOT AN AFFILIATE. The Investor is not an officer, director or “affiliate” (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.6 EXPERIENCE. Investor, either alone or together with its representatives, is a sophisticated investor and has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. Investor has independently made its own analysis and decision to invest in the Securities and determined based on its own independent review, and such professional advice from its own advisors (including as to tax, legal and accounting matters) as it may deem appropriate, that its purchase of the Securities is consistent with Investor’s financial needs, objectives and condition and is a fit, proper and suitable investment for Investor, notwithstanding the risks associated with a purchase of the Securities.

Section 3.7 ORGANIZATION AND STANDING. The Investor is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents.

Section 3.8 ABSENCE OF CONFLICTS. The execution and delivery of this Agreement and the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby and compliance with the requirements hereof and thereof, will not (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Investor, (b) violate any provision of any indenture, instrument or agreement to which the Investor is a party or is subject, or by which the Investor or any of its assets is bound, or conflict with or constitute a material default thereunder, (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Investor to any third party, or (d) require the approval of any third-party (that has not been obtained) pursuant to any material contract, instrument, agreement, relationship or legal obligation to which the Investor is subject or to which any of its assets, operations or management may be subject.

Section 3.9 DISCLOSURE; ACCESS TO INFORMATION. The Investor had an opportunity to review copies of the Transaction Documents (including all exhibits and schedules thereto) and the SEC Documents and has been afforded (i) the opportunity to ask such questions as it has deemed necessary or desirable of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient or desirable to enable it to evaluate its investment and verify the accuracy of any information furnished to Investor or to which Investor had access; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment..

Section 3.10 MANNER OF SALE. At no time was the Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor that:

Section 4.1 ORGANIZATION OF THE COMPANY. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

Section 4.2 AUTHORITY. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and, other than the Stockholder Approval with respect to the Warrants, no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of this Agreement and the other Transaction Documents has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

Section 4.3 CAPITALIZATION. Except as set forth in the SEC Documents or on Schedule 4.3, the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the SEC Documents or on Schedule 4.3 and except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investor) and [will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.] There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

Section 4.4 LISTING AND MAINTENANCE REQUIREMENTS. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Except as set forth in the SEC Documents, the Company has not, in the twelve (12) months preceding the date hereof, received notice from the Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

Section 4.5 SEC DOCUMENTS; DISCLOSURE. Except as set forth on Schedule 4.5, The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one (1) year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and other federal laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments). Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Investor will rely on the foregoing representation in effecting transactions in securities of the Company.

Section 4.6 VALID ISSUANCES. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid, and non-assessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

Section 4.7 NO CONFLICTS. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, do not and will not: (a) result in a violation of the Company’s or any Subsidiary’s certificate or articles of incorporation, by-laws or other organizational or charter documents, (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, instrument or any “lock-up” or similar provision of any underwriting or similar agreement to which the Company or any Subsidiary is a party, or (c) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the other Transaction Documents (other than any Principal Market filing prior to closing and any SEC, FINRA or state securities filings that may be required to be made by the Company subsequent to any Closing or any registration statement that may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of Investor herein.

Section 4.8 NO MATERIAL ADVERSE CHANGE. No event has occurred that would have a Material Adverse Effect on the Company that has not been disclosed in subsequent SEC Documents.

Section 4.9 LITIGATION AND OTHER PROCEEDINGS. Except as disclosed in the SEC Documents, there are no actions, suits, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties, nor has the Company received any written or oral notice of any such action, suit, proceeding, inquiry or investigation, which would have a Material Adverse Effect. No judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which would have a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any Subsidiary or any current or former director or officer of the Company or any Subsidiary.

Section 4.10 REGISTRATION RIGHTS. Except as set forth in the SEC Documents and as granted to Investor, no Person (other than the Investor) has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

Section 4.11 No Solicitation; NO BROKERS. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby. The Company represents and warrants that neither the Investor nor its employee(s), member(s), beneficial owner(s), or partner(s) solicited the Company to enter into this Agreement and consummate the transactions described in this Agreement. The Company represents and warrants that the Investor is not required to be registered as a broker-dealer under the Securities Exchange Act of 1934 in order to (i) enter into or consummate the transactions encompassed by the Transaction Documents, (ii) fulfill the Investor’s obligations under the Transaction Documents, or (iii) exercise any of the Investor’s rights under the Transaction Documents (including but not limited to the sale of the Securities).

ARTICLE V

COVENANTS OF INVESTOR

Section 5.1 COMPLIANCE WITH LAW; TRADING IN SECURITIES. The Investor’s trading activities with respect to shares of Common Stock will be in compliance with all applicable state and federal securities laws and regulations and the rules and regulations of FINRA and the Principal Market.

Section 5.2 SHORT SALES. Neither the Investor, nor any affiliate of the Investor acting on its behalf, will execute any “short sales” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) (“Short Sale”) during the period from the date hereof to the end of the Commitment Period. For the purposes hereof, and in accordance with Regulation SHO, the sale after delivery of a Put Notice of such number of shares of Common Stock reasonably expected to be purchased under a Put Notice shall not be deemed a Short Sale.

ARTICLE VI

COVENANTS OF THE COMPANY

Section 6.1 RESERVATION OF COMMON STOCK. The Company shall maintain a reserve from its duly authorized shares of Common Stock equal to the Required Minimum in accordance with the terms of this Agreement.

Section 6.2 LISTING OF COMMON STOCK. The Company shall promptly secure the listing of all of the Securities to be issued to the Investor hereunder on the Principal Market (subject to official notice of issuance) and shall use commercially reasonable efforts to maintain the listing of all such Securities from time to time issuable hereunder. The Company shall use commercially reasonable efforts to maintain the listing and trading of the Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of FINRA and the Principal Market. In addition, the Company shall hold an annual or special meeting of stockholders as soon as possible following the date of this Agreement for the purpose of obtaining Stockholder Approval, with the recommendation of the Board of Directors that such proposals are approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management appointed proxyholders shall vote their proxies in favor of such proposals. If the Company does not obtain Stockholder Approval at the first meeting, the Company shall call a meeting every ninety (90) days thereafter to seek Stockholder Approval until the earlier of the date on which Stockholder Approval is obtained or the Warrants are no longer outstanding. If the Stockholder Approval is not obtained and deemed effective under Delaware law on or before the date that is seventy-five (75) calendar days after the date of this Agreement (the “Stockholder Approval Deadline Date”), then the Investor shall have the right, exercisable upon written notice to the Company within five (5) Trading Days of the Stockholder Approval Deadline Date (the “Buyout Notice”), to require the Company to pay $250,000.00 (the “Buyout Amount”) in cash to the Investor within three (3) Trading Days of the date of the Buyout Notice. If (i) the Investor delivers the Buyout Notice pursuant to the immediately preceding sentence and (ii) the Company pays the Buyout Amount to the Investor within three (3) Trading Days of the date of the Buyout Notice, then the Warrants shall be extinguished and redeemed in the entirety. If (i) the Stockholder Approval is obtained and deemed effective under Delaware law on or before the Stockholder Approval Deadline Date and (ii) the average of the closing prices of the Common Stock on the Principal Market for the five (5) Trading Days immediately preceding the Stockholder Approval Date (the “True-Up Price”) is less than $0.27 per share (subject to adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the number of outstanding Common Stock), then the Company shall pay True-Up Payment (as defined in this Agreement) to the Investor within three (3) Trading Days of the Stockholder Approval Date. The True-Up Payment shall mean $250,000.00 minus the Warrants Value (as defined in this Agreement). The “Warrants Value” shall mean the total number of Exercise Shares underlying the Warrants on the Stockholder Approval Date multiplied by the True-Up Price.

Section 6.3 OTHER EQUITY LINES. During the period beginning on the date of this Agreement and continuing until the later of (i) 24 months from the date of this Agreement or (ii) the date that this Agreement is no longer in effect, the Company covenants and agrees that it will not, without the prior written consent of the Investor, enter into any other Equity Line of Credit (as defined below). “Equity Line of Credit” shall mean any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at an agreed price or price formula, provided that an Equity Line of Credit shall not include an “at the market” sales agreement with a registered broker-dealer acting as principal sales agent (“ATM”).

Section 6.4 FILING OF CURRENT REPORT AND REGISTRATION STATEMENT. The Company agrees that it shall file a Current Report on Form 8-K or 6-K (if applicable), including the Transaction Documents as exhibits thereto, with the SEC within the time required by the Exchange Act, relating to the transactions contemplated by, and describing the material terms and conditions of, the Transaction Documents (the “Current Report”). The Company shall permit the Investor to review and comment upon the final pre-filing draft version of the Current Report at least one (1) Trading Day prior to its filing with the SEC, and the Company shall give reasonable consideration to all such comments. The Investor shall use its reasonable best efforts to comment upon the final pre-filing draft version of the Current Report within one (1) Trading Day from the date the Investor receives it from the Company. The Company shall also comply with the Registration Rights Agreement with respect to the filing and effectiveness deadlines of a new registration statement (the “Registration Statement”) in accordance with the terms of such Registration Rights Agreement.

Section 6.5 NO BROKER-DEALER ACKNOWLEDGEMENT. Absent a final adjudication from a court of competent jurisdiction stating otherwise, the Company shall not to any person, institution, governmental or other entity, state, claim, allege, or in any way assert, that Investor is currently, or ever has been, a broker-dealer under the Securities Exchange Act of 1934.

ARTICLE VII

CONDITIONS TO DELIVERY OF

PUT NOTICES AND CONDITIONS TO CLOSING

Section 7.1 CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO ISSUE AND SELL PUT SHARES. In addition to the other provisions of this Agreement, the right of the Company to issue and sell the Put Shares to the Investor is subject to the satisfaction of each of the conditions set forth below:

(a) ACCURACY OF INVESTOR’S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each Closing as though made at each such time.

(b) PERFORMANCE BY INVESTOR. Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

Section 7.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF INVESTOR TO PURCHASE PUT SHARES. The obligation of the Investor hereunder to purchase Put Shares is subject to the satisfaction of each of the following conditions:

(a) EFFECTIVE REGISTRATION STATEMENT. The Registration Statement, and any amendment or supplement thereto, shall remain effective for the resale by the Investor of the Put Shares and Exercise Shares at prevailing market prices (and not fixed prices) and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of such Registration Statement, either temporarily or permanently, or intends or has threatened to do so and (ii) no other suspension of the use of, or withdrawal of the effectiveness of, such Registration Statement or related prospectus shall exist.

(b) ACCURACY OF THE COMPANY’S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall be true and correct in all material respects as of the date of this Agreement and as of the date of each Closing (except for representations and warranties specifically made as of a particular date).

(c) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company, including but not limited to the delivery of the Put Shares as provided in Section 2.2(a) of this Agreement.

(d) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits or directly and materially adversely affects any of the transactions contemplated by the Transaction Documents, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by the Transaction Documents.

(e) ADVERSE CHANGES. Since the date of filing of the Company’s most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

(f) NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. The trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or FINRA, or otherwise halted for any reason, and the Common Stock shall have been approved for listing on and shall not have been delisted from the Principal Market. In the event of a suspension, delisting, or halting for any reason, of the trading of the Common Stock, as contemplated by this Section 7.2(f), the Investor shall have the right to return to the Company any remaining amount of Put Shares associated with such Put, and the Purchase Price with respect to such Put shall be reduced accordingly.

(g) BENEFICIAL OWNERSHIP LIMITATION. The number of Put Shares then to be purchased by the Investor shall not exceed the number of such shares that, when aggregated with all other shares of Common Stock then owned by the Investor beneficially or deemed beneficially owned by the Investor, would result in the Investor owning more than the Beneficial Ownership Limitation (as defined below), as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section 7.2(g), in the event that the amount of Common Stock outstanding, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder, is greater on a Closing Date than on the date upon which the Put Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement, would own more than the Beneficial Ownership Limitation following such Closing Date. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable pursuant to a Put Notice.

(h) PENNY STOCK. The Common Stock shall not be deemed to be a “penny stock” as defined in SEC Rule 240.3a51-1 (17 CFR § 240.3a51-1). In the event that the Common Stock becomes a “penny stock” prior to the closing of a respective Put, the Investor shall have the right to return to the Company up to all of the Put Shares associated with such Put, and the Purchase Price with respect to such Put shall be reduced accordingly.

(i) NO KNOWLEDGE. The Company shall have no knowledge of any event more likely than not to have the effect of causing the Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen (15) Trading Days following the Trading Day on which such Put Notice is deemed delivered).

(j) NO VIOLATION OF SHAREHOLDER APPROVAL REQUIREMENT. The issuance of the Put Shares shall not violate the shareholder approval requirements of the Principal Market.

(k) OFFICER’S CERTIFICATE. On the date of delivery of each Put Notice, the Investor shall have received the Closing Certificate executed by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as of the date of each such certificate.

(l) DWAC ELIGIBLE. The Common Stock must be DWAC Eligible and not subject to a “DTC chill.”

(m) SEC DOCUMENTS. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the SEC pursuant to the reporting requirements of the Exchange Act shall have been filed with the SEC within the applicable time periods prescribed for such filings under the Exchange Act.

(n) RESERVE. The Company shall have reserved the Required Minimum for the Investor’s benefit under this Agreement, the Company shall have satisfied the reserve requirements with respect to all other contracts between the Company and Investor.

(o) MINIMUM PRICING. The VWAP of the Common Stock during each of the two (2) Trading Days immediately preceding the respective Put Date must each equal or exceed $0.41 per share (subject to adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the number of outstanding Common Stock).

(p) BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall not be instituted by or against the Company or any subsidiary of the Company (the “Bankruptcy Proceedings”), and the Company shall have no knowledge of any event more likely than not to have the effect of causing Bankruptcy Proceedings to arise. In the event of Bankruptcy Proceedings as contemplated by this Section 7.2(p), the Investor shall have the right to return to the Company any remaining amount of Put Shares associated with such Put, and the Purchase Price with respect to such Put shall be reduced accordingly.

ARTICLE VIII

LEGENDS

Section 8.1 NO RESTRICTIVE STOCK LEGEND. No restrictive stock legend shall be placed on the share certificates representing the Put Shares.

Section 8.2 INVESTOR’S COMPLIANCE. Nothing in this Article VIII shall affect in any way the Investor’s obligations hereunder to comply with all applicable securities laws upon the sale of the Common Stock.

ARTICLE IX

NOTICES; INDEMNIFICATION

Section 9.1 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or email as a PDF, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by email at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

The addresses for such communications shall be:

If to the Company:

Change Agents Corporation

4400 Route 9 South, Suite 3100

Freehold, NJ 07728

Email: sknipper@avalon-globocare.com

Attention: Sam Knipper

If to the Investor:

Hudson Global Ventures, LLC

____________________________

____________________________

Email: info@hudsonventuresllc.com

Either party hereto may from time to time change its address or email for notices under this Section 9.1 by giving at least ten (10) days’ prior written notice of such changed address to the other party hereto.

Section 9.2 INDEMNIFICATION. Each party (an “Indemnifying Party”) agrees to indemnify and hold harmless the other party along with its officers, directors, employees, and authorized agents, and each Person or entity, if any, who controls such party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (an “Indemnified Party”) from and against any Damages, joint or several, and any action in respect thereof to which the Indemnified Party becomes subject to, resulting from, arising out of or relating to (i) any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Indemnifying Party contained in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, or (iv) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law, as such Damages are incurred, except to the extent such Damages result primarily from the Indemnified Party’s failure to perform any covenant or agreement contained in this Agreement or the Indemnified Party’s negligence, recklessness or bad faith in performing its obligations under this Agreement; provided, however, that the foregoing indemnity agreement shall not apply to any Damages of an Indemnified Party to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made by an Indemnifying Party in reliance upon and in conformity with written information furnished to the Indemnifying Party by the Indemnified Party expressly for use in the Registration Statement, any post-effective amendment thereof or supplement thereto, or any preliminary prospectus or final prospectus (as amended or supplemented).

Section 9.3 METHOD OF ASSERTING INDEMNIFICATION CLAIMS. All claims for indemnification by any Indemnified Party under Section 9.2 shall be asserted and resolved as follows:

(a) In the event any claim or demand in respect of which an Indemnified Party might seek indemnity under Section 9.2 is asserted against or sought to be collected from such Indemnified Party by a Person other than a party hereto or an affiliate thereof (a “Third Party Claim”), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party’s claim for indemnification that is being asserted under any provision of Section 9.2 against an Indemnifying Party, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a “Claim Notice”) with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party’s ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the “Dispute Period”) whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section 9.2 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

(i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 9.3(a), then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to Section 9.2). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party’s delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided, further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may takeover the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 9.2 with respect to such Third Party Claim.

(ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 9.3(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party(with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party’s defense pursuant to this clause (ii) or of the Indemnifying Party’s participation therein at the Indemnified Party’s request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

(iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 9.2 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the amount of Damages specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under Section 9.2 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

(b) In the event any Indemnified Party should have a claim under Section 9.2 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 9.2 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an “Indemnity Notice”) with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party’s rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the amount of Damages specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 9.2 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

(c) The Indemnifying Party agrees to pay the Indemnified Party, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.

(d) The indemnity provisions contained herein shall be in addition to (i) any cause of action or similar rights of the Indemnified Party against the Indemnifying Party or others, and (ii) any liabilities the Indemnifying Party may be subject to.

ARTICLE X

MISCELLANEOUS

Section 10.1 ARBITRATION OF CLAIMS; GOVERNING LAW; JURISDICTION. The Company and Investor shall submit all Claims (as defined in Exhibit C of this Agreement) (the “Claims”) arising under this Agreement or any other agreement between the Company and Investor or their respective affiliates (including but not limited to the Transaction Documents) or any Claim relating to the relationship of the Company and Investor or their respective affiliates to binding arbitration pursuant to the arbitration provisions set forth in Exhibit C of the Agreement (the “Arbitration Provisions”). The Company and Investor hereby acknowledge and agree that the Arbitration Provisions are unconditionally binding on the Company and Investor hereto and are severable from all other provisions of this Agreement. By executing this Agreement, Company represents, warrants and covenants that Company has reviewed the Arbitration Provisions carefully, consulted with legal counsel about such provisions (or waived its right to do so), understands that the Arbitration Provisions are intended to allow for the expeditious and efficient resolution of any dispute hereunder, agrees to the terms and limitations set forth in the Arbitration Provisions, and that Company will not take a position contrary to the foregoing representations. Company acknowledges and agrees that Investor may rely upon the foregoing representations and covenants of Company regarding the Arbitration Provisions. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. The Company and Investor consent to and expressly agree that the exclusive venue for arbitration of any Claims arising under this Agreement or any other agreement between the Company and Investor or their respective affiliates (including but not limited to the Transaction Documents) or any Claim relating to the relationship of the Company and Investor or their respective affiliates shall be in the State of Nevada. Without modifying the Company’s and Investor’s mandatory obligations to resolve disputes hereunder pursuant to the Arbitration Provisions, for any litigation arising in connection with any of the Transaction Documents (and notwithstanding the terms (specifically including any governing law and venue terms) of any transfer agent services agreement or other agreement between the Company’s transfer agent and the Company, such litigation specifically includes, without limitation any action between or involving Company and the Company’s transfer agent related to Investor in any way (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Company’s transfer agent from issuing shares of Common Stock to Investor for any reason)), each party hereto hereby (i) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in the State of Nevada, (ii) expressly submits to the exclusive venue of any such court for the purposes hereof, (iii) agrees to not bring any such action (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Company’s transfer agent from issuing shares of Common Stock to Investor for any reason) outside of any state or federal court sitting in the State of Nevada, and (iv) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim, defense or objection to the bringing of any such proceeding in such jurisdiction or to any claim that such venue of the suit, action or proceeding is improper. Notwithstanding anything in the foregoing to the contrary, nothing herein shall limit, or shall be deemed or construed to limit, the ability of the Investor to realize on any collateral or any other security, or to enforce a judgment or other court ruling in favor of the Investor, including through a legal action in any court of competent jurisdiction. The Company hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any objection to jurisdiction and venue of any action instituted hereunder, any claim that it is not personally subject to the jurisdiction of any such court, and any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper (including but not limited to based upon forum non conveniens). THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY. The Company irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to Company at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The prevailing party in any action or dispute brought in connection with this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby shall be entitled to recover from the other party its reasonable attorney’s fees and costs. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 10.2 PAYMENT SET ASIDE. Further, to the extent that the (i) Company makes a payment or payments to the Investor pursuant to this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby, or (ii) the Investor enforces or exercises its rights pursuant to this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby (including but not limited to the sale of the Securities), and such payment or payments or the proceeds of such enforcement or exercise or any part thereof (including but not limited to the sale of the Securities) are for any reason (i) subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, or disgorged by the Investor, or (ii) are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver, government entity, or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then (i) to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred and (ii) the Company shall immediately pay to the Investor a dollar amount equal to the amount that was for any reason (i) subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, or disgorged by the Investor, or (ii) required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver, government entity, or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action).

Section 10.3 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company and the Investor and their respective successors. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other Person.

Section 10.4 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the Company and the Investor and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as set forth in Section 9.3.

Section 10.5 TERMINATION. The Company may terminate this Agreement at any time by written notice to the Investor, except during any Waiting Period or at any time that the Investor holds any of the Put Shares, in which case the Agreement will be terminated 30 calendar days after notice is given to the Investor. In addition, this Agreement shall automatically terminate at the end of the Commitment Period. Notwithstanding anything in this Agreement to the contrary, (i) the provisions of Articles III, IV, VI, IX of this Agreement and the agreements and covenants of the Company and the Investor set forth in Article X of this Agreement shall survive the termination of this Agreement and (ii) the Investor shall retain all rights to the Warrants and Exercise Shares thereunder even if this Agreement is terminated.

Section 10.6 ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the Company and the Investor with respect to the matters covered herein and therein and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the Parties acknowledge have been merged into such documents, exhibits and schedules.

Section 10.7 FEES AND EXPENSES. Except as expressly set forth in the Transaction Documents or any other writing to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay $17,500.00 to legal counsel of the Investor on the date of this Agreement for Investor’s expenses relating to the preparation of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Investor. On the date of this Agreement, the Company shall issue the Warrants to Investor for its commitment to enter into this Agreement. The Warrants shall be earned in full upon the date of this Agreement, and the issuance of the Warrants is not contingent upon any other event or condition, including but not limited to the effectiveness of the Registration Statement or the Company’s submission of a Put Notice to the Investor.

Section 10.8 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the Parties and shall be deemed to be an original instrument which shall be enforceable against the Parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Agreement may be delivered to the other Parties hereto by email of a copy of this Agreement bearing the signature of the Parties so delivering this Agreement.

Section 10.9 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 10.10 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 10.11 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 10.12 EQUITABLE RELIEF. The Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investor. The Company therefore agrees that the Investor shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

Section 10.13 TITLE AND SUBTITLES. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

Section 10.14 AMENDMENTS; WAIVERS. No provision of this Agreement may be amended or waived by the Parties from and after the date that is one (1) Trading Day immediately preceding the initial filing of the Registration Statement with the SEC. Subject to the immediately preceding sentence, (i) no provision of this Agreement may be amended other than by a written instrument signed by both Parties hereto and (ii) no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Section 10.15 PUBLICITY. The Company and the Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement, other than as required by law, without the prior written consent of the other Parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor without the prior written consent of the Investor, except to the extent required by law. The Investor acknowledges that this Agreement and all or part of the Transaction Documents may be deemed to be “material contracts,” as that term is defined by Item 601(b)(10) of Regulation S-K, and that the Company may therefore be required to file such documents as exhibits to reports or registration statements filed under the Securities Act or the Exchange Act. The Investor further agrees that the status of such documents and materials as material contracts shall be determined solely by the Company, in consultation with its counsel.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

THE COMPANY:

CHANGE AGENTS CORPORATION

By:	/s/ Sam Knipper
Name:	Sam Knipper
Title:	Chief Financial Officer

INVESTOR:

HUDSON GLOBAL VENTURES, LLC

By:	/s/ Seth Ahdoot
Name:	Seth Ahdoot
Title:	Member

[Signature Page to equity purchase agreement]

FIRST AMENDMENT TO THE

EQUITY PURCHASE AGREEMENT

This first amendment (this “Amendment”) to the Agreement (as defined below) is entered into as of August 21, 2026 (the “Effective Date”), by and between Change Agents Corporation, a Delaware corporation (the “Company”), and Hudson Global Ventures, LLC, a Nevada limited liability company (the “Investor”, and collectively with the Company, the “Parties”).

WHEREAS the Parties entered into an equity purchase agreement on or around July 22, 2026 (the “Agreement”); and

WHEREAS, the Parties now desire to amend the Agreement;

NOW, THEREFORE, the Parties hereto agree as follows:

1.	Applicable Trading Amount. The definition of “Applicable Trading Amount” in Section 1.1 of the Agreement shall be replaced by the following:

“Applicable Trading Amount” shall mean the following:

(a)	$15,000.00 if (i) the VWAP of the Common Stock during the period beginning at the start of regular trading hours” as defined in Rule 600(b)(88) of Regulation NMS promulgated under the federal securities laws on the Put Date and continuing through the time of the delivery of the Put Notice to Investor is greater than $0.25, and (ii) the total trading volume of the Company’s Common Stock on the Principal Market on the Put Date prior to the delivery of the Put Notice to Investor exceeds 1,000,000 shares; or

(b)	$15,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.30 but less than or equal to $0.35; or

(c)	$25,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.35 but less than or equal to $0.40; or

(d)	$100,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.40 but less than or equal to $0.50; or

(e)	$200,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.50 but less than or equal to $0.65; or

(f)	$350,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.65 but less than or equal to $0.90; or

(g)	$450,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.90 but less than or equal to $1.50; or

(h)	$500,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $1.50.

For the avoidance of doubt, each of the closing prices as well as the number of shares identified above in this definition of Applicable Trading Amount are subject to adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the number of outstanding Common Stock. Notwithstanding the foregoing, if the parameters in any of the subsections (b) through (h) of the definition of Applicable Trading Amount are satisfied on the respective Put Date, then subsection (a) of the definition of Applicable Trading Amount shall not apply on the respective Put Date.

2.	Purchase Price. The reference to “$0.30” in the definition of Purchase Price in Section 1.1 of the Agreement shall be replaced with “$0.20”.

3.	Minimum Pricing. The reference to “equal or exceed $0.41 per share” in Section 7.2(o) of the Agreement shall be replaced with “exceed $0.30 per share”. The following sentence also shall be added to Section 7.2(o) of the Agreement: “This Section 7.2(o) of the Agreement shall not apply to a Put Notice that is being delivered pursuant to the parameters in subsection (a) of the definition of Applicable Trading Amount.”

4.	Exchange Cap. The following sentence shall be added at the end of Section 7.1(g): “Notwithstanding anything in this Agreement to the contrary, and in addition to the limitations set forth herein, if Company has not obtained Stockholder Approval (as defined herein), the Company shall not issue an aggregate amount of Put Shares under the Agreement, which when aggregated with all other securities that are required to be aggregated for purposes of Nasdaq Listing Rule 5635(d), would exceed 19.99% of the shares of Common Stock outstanding as of the date of definitive agreement with respect to the first of such aggregated transactions. For purposes of this section, “Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market LLC (or any successor entity) from the stockholders of the Company with respect to the issuance of the Put Shares under the Agreement that, when taken together with any other securities that are required to be aggregated with the issuance of the Put Shares issued under for purposes of Nasdaq Listing Rule 5635(d), would exceed 19.99% of the issued and outstanding common stock as of the date of definitive agreement with respect to the first of such aggregated transactions.

5.	Section 10.14 Revision. The first sentence of Section 10.14 of the Agreement shall be deleted. The clause “Subject to the immediately preceding sentence,” in the second sentence of Section 10.14 of the Agreement shall be deleted.

6.	Effect of Amendment; Full Force and Effect. This Amendment shall form a part of the Agreement for all purposes, and each Party shall be bound hereby and this Amendment and the Agreement shall be read and interpreted as one combined instrument. From and after the date hereof, each reference in the Agreement to “this Agreement,” “hereof,” “hereunder,” “herein,” “hereby” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment. Except as herein expressly amended or otherwise provided herein, each and every term, condition, warranty and provision of the Agreement shall remain in full force and effect, and such are hereby ratified, confirmed and approved by the Parties.

7.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic means, including DocuSign, Adobe Sign or other similar e-signature services, e-mail or scanned pages shall be effective as delivery of a manually executed counterpart to this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the Effective Date.

COMPANY:

CHANGE AGENTS CORPORATION

By:	/s/ Sam Knipper
Name:	Sam Knipper
Title:	Chief Financial Officer

INVESTOR:

HUDSON GLOBAL VENTURES, LLC

By:	/s/ Seth Ahdoot
Name:	Seth Ahdoot
Title:	Member

Appendix B

NEITHER THIS SECURITY NOR THE SECURITIES AS TO WHICH THIS SECURITY MAY BE EXERCISED HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

CHANGE AGENTS CORPORATION

Warrant Shares: 925,925

Date of Issuance: July 22, 2026 (“Issuance Date”)

This COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Hudson Global Ventures, LLC, a Nevada limited liability company (including any permitted and registered assigns, the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Stockholder Approval Date (as defined in the Purchase Agreement) (the “Initial Exercise Date”), to purchase from CHANGE AGENTS CORPORATION, a Delaware corporation (the “Company”), 925,925 shares of Common Stock (the “Warrant Shares”) (whereby such number may be adjusted from time to time pursuant to the terms and conditions of this Warrant) at the Exercise Price per share then in effect. This Warrant is issued by the Company to the Holder as of the Issuance Date, pursuant to the equity purchase agreement entered into on the Issuance Date by and among the Company and the Holder (the “Purchase Agreement”).

Capitalized terms used in this Warrant shall have the meanings set forth in the Purchase Agreement unless otherwise defined in the body of this Warrant or in Section 16 below. For purposes of this Warrant, the term “Exercise Price” shall mean $0.01, subject to adjustment as provided herein (including but not limited to cashless exercise). “Exercise Period” shall mean the period commencing on the Initial Exercise Date and ending on 5:00 p.m. eastern standard time on the date that is five (5) years after the Initial Exercise Date; provided, however, that if (i) the Holder delivers the Buyout Notice (as defined in the Purchase Agreement) (the “Buyout Notice”) as set forth in Section 6.2 of the Purchase Agreement and (ii) the Company pays the Buyout Amount (as defined in the Purchase Agreement) to the Holder within three (3) Trading Days of the date of the Buyout Notice, then this Warrant shall be extinguished and redeemed in its entirety. Notwithstanding anything to the contrary in this Warrant, upon the first occurrence of the Common Stock being deemed to be a “penny stock” as defined in SEC Rule 240.3a51-1 on or after the Issuance Date (the “Trigger Date”), this Warrant shall no longer be exercisable into Common Stock as of the Trigger Date.

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof, the rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period by delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. On or before the second Trading Day (the “Warrant Share Delivery Date”) following the date on which the Holder sent the Exercise Notice to the Company or the Company’s transfer agent, and upon receipt by the Company of payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which all or a portion of this Warrant is being exercised (the “Aggregate Exercise Price” and together with the Exercise Notice, the “Exercise Delivery Documents”) in cash or by wire transfer of immediately available funds (or by cashless exercise, in which case there shall be no Aggregate Exercise Price provided), the Company shall (or direct its transfer agent to) issue and deliver by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise (or deliver such shares of Common Stock in electronic format if requested by the Holder). Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 7) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

If the Company fails to cause its transfer agent to issue to the Holder the respective shares of Common Stock by the respective Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise in Holder’s sole discretion in addition to all other rights and remedies at law, under this Warrant, or otherwise.

If the Market Price of one share of Common Stock is greater than the Exercise Price, then the Holder may elect to receive Warrant Shares pursuant to a cashless exercise, in lieu of a cash exercise, equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by delivery of an Exercise Notice, in which event the Company shall issue to Holder a number of Common Stock computed using the following formula:

X = Y (A-B)

A

Where	X =	the number of Shares to be issued to Holder.

	Y =	the number of Warrant Shares that the Holder elects to purchase under this Warrant (at the date of such calculation).

	A =	the Market Price (at the date of such calculation).

	B =	Exercise Price (as adjusted to the date of such calculation).

(b) No Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then-current fair market value of a Warrant Share by such fraction.

(c) Holder’s Exercise Limitations. Notwithstanding anything to the contrary contained herein, the Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Exercise Notice, the Holder (together with the Holder’s Affiliates), and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 1(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Holder is solely responsible for any schedules required to be filed in accordance therewith. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding at the time of the respective calculation hereunder. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

(d) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Company’s transfer agent to deliver to the Holder the Warrant Shares in accordance with the provisions of this Warrant (including but not limited to Section 1(a) above pursuant to an exercise on or before the respective Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder, within one (1) Business Day of Holder’s request, the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the product of (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder within one (1) Business Day of Holder’s request the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases, or effectuates a cashless exercise hereunder for, Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

2. ADJUSTMENTS. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 2.

(a) Stock Dividends and Splits. Without limiting any provision of Section 4, if the Company, at any time on or after the Issuance Date, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the Record Date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

(b) [Reserved].

3. [Reserved].

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) [Reserved]

(b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents (as defined in the Purchase Agreement) in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the consummation of each Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property issuable upon the exercise of this Warrant prior to the applicable Fundamental Transaction, such shares of publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant), as adjusted in accordance with the provisions of this Warrant. Notwithstanding the foregoing, and without limiting Section 1(c) hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 4(b) to permit the Fundamental Transaction without the assumption of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant) (the “Corporate Event Consideration”). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.

(c) [Reserved]

(d) Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and shall be applied as if this Warrant (and any such subsequent warrants) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Beneficial Ownership Limitation, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (or any such other warrant)).

5. NON-CIRCUMVENTION. The Company covenants and agrees that it will not, by amendment of its articles of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, for so long as this Warrant is outstanding, have authorized and reserved, free from preemptive rights, two (2) times the number of shares of Common Stock into which the Warrants are then exercisable into to provide for the exercise of the rights represented by this Warrant (without regard to any limitations on exercise).

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7. REISSUANCE.

(a) Lost, Stolen or Mutilated Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company will, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

(b) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall be of like tenor with this Warrant, and shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date.

8. TRANSFER. This Warrant shall be binding upon the Company and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior signed written consent of the Holder, which consent may be withheld at the sole discretion of the Holder (any such assignment or transfer shall be null and void if the Company does not obtain the prior signed written consent of the Holder). This Warrant or any of the severable rights and obligations inuring to the benefit of or to be performed by Holder hereunder may be assigned by Holder to a third party, in whole or in part, without the need to obtain the Company’s consent thereto.

9. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the notice provisions contained in the Purchase Agreement. The Company shall provide the Holder with prompt written notice (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, the calculation of such adjustment and (ii) at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any stock or other securities directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock or other property, pro rata to the holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

10. DISCLOSURE. Upon delivery by the Company to the Holder (or receipt by the Company from the Holder) of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall on or prior to 9:00 am, New York city time on the Business Day immediately following such notice delivery date, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to the Holder explicitly in writing in such notice (or immediately upon receipt of notice from the Holder, as applicable), and in the absence of any such written indication in such notice (or notification from the Company immediately upon receipt of notice from the Holder), the Holder shall be entitled to presume that information contained in the notice does not constitute material, non-public information relating to the Company or any of its Subsidiaries. Nothing contained in this Section 10 shall limit any obligations of the Company, or any rights of the Holder, under the Purchase Agreement.

11. ABSENCE OF TRADING AND DISCLOSURE RESTRICTIONS. The Company acknowledges and agrees that the Holder is not a fiduciary or agent of the Company and that the Holder shall have no obligation to (a) maintain the confidentiality of any information provided by the Company or (b) refrain from trading any securities while in possession of such information in the absence of a written non-disclosure agreement signed by an officer of the Holder that explicitly provides for such confidentiality and trading restrictions. In the absence of such an executed, written non-disclosure agreement and subject to compliance with any applicable securities laws, the Company acknowledges that the Holder may freely trade in any securities issued by the Company, may possess and use any information provided by the Company in connection with such trading activity, and may disclose any such information to any third party.

12. AMENDMENT AND WAIVER. The terms of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the signed written consent of the Company and the Holder.

13. ARBITRATION OF CLAIMS; GOVERNING LAW; AND VENUE. The Company and Holder shall submit all Claims (as defined in Exhibit C of the Purchase Agreement) (the “Claims”) arising under this Warrant or any other agreement between the parties and their affiliates or any Claim relating to the relationship of the parties to binding arbitration pursuant to the arbitration provisions set forth in Exhibit C of the Purchase Agreement (the “Arbitration Provisions”). The Company and Holder hereby acknowledge and agree that the Arbitration Provisions are unconditionally binding on the Company and Holder hereto and are severable from all other provisions of this Warrant. By executing this Warrant, Company represents, warrants and covenants that Company has reviewed the Arbitration Provisions carefully, consulted with legal counsel about such provisions (or waived its right to do so), understands that the Arbitration Provisions are intended to allow for the expeditious and efficient resolution of any dispute hereunder, agrees to the terms and limitations set forth in the Arbitration Provisions, and that Company will not take a position contrary to the foregoing representations. The Company acknowledges and agrees that Holder may rely upon the foregoing representations and covenants of the Company regarding the Arbitration Provisions. This Warrant shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. The Company and Holder consent to and expressly agree that the exclusive venue for arbitration of any Claims arising under this Warrant or any other agreement between the Company and Holder or their respective affiliates (including but not limited to the Transaction Documents) or any Claim relating to the relationship of the Company and Holder or their respective affiliates shall be in the State of Nevada. Without modifying the Company’s and Holder’s obligations to resolve disputes hereunder pursuant to the Arbitration Provisions, for any litigation arising in connection with any of the Transaction Documents (and notwithstanding the terms (specifically including any governing law and venue terms) of any transfer agent services agreement or other agreement between the Company’s transfer agent and the Company, such litigation specifically includes, without limitation any action between or involving Company and the Company’s transfer agent under the Transfer Agent Instruction Letter (as defined in the Purchase Agreement) or otherwise related to Holder in any way (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Company’s transfer agent from issuing shares of Common Stock to Holder for any reason)), each party hereto hereby (i) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in the State of Nevada, (ii) expressly submits to the exclusive venue of any such court for the purposes hereof, (iii) agrees to not bring any such action (specifically including, without limitation, any action where Company seeks to obtain an injunction, temporary restraining order, or otherwise prohibit the Company’s transfer agent from issuing shares of Common Stock to Holder for any reason) outside of any state or federal court sitting in the State of Nevada, and (iv) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim, defense or objection to the bringing of any such proceeding in such jurisdiction or to any claim that such venue of the suit, action or proceeding is improper. Notwithstanding anything in the foregoing to the contrary, nothing herein (i) shall limit, or shall be deemed or construed to limit, the ability of the Holder to realize on any collateral or any other security, or to enforce a judgment or other court ruling in favor of the Holder, including through a legal action in any court of competent jurisdiction, or (ii) shall limit, or shall be deemed or construed to limit, any provision of Section 15 of this Warrant. The Company hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any objection to jurisdiction and venue of any action instituted hereunder, any claim that it is not personally subject to the jurisdiction of any such court, and any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper (including but not limited to based upon forum non conveniens). THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTIONS CONTEMPLATED HEREBY. The Company irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the Company at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The prevailing party in any action or dispute brought in connection with this Warrant or any other agreement, certificate, instrument or document contemplated hereby or thereby shall be entitled to recover from the other party its reasonable attorney’s fees and costs. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant in that jurisdiction or the validity or enforceability of any provision of this Warrant in any other jurisdiction.

14. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

15. DISPUTE RESOLUTION.

(a) Submission to Dispute Resolution.

(i) Notwithstanding anything to the contrary in this Warrant, in the case of a dispute relating to the Exercise Price, the Closing Sale Price, the Closing Bid Price, or fair market value or the arithmetic calculation of the number of Warrant Shares (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing) (the “Warrant Calculations”), the Company or the Holder (as the case may be) shall submit the dispute to the other party via electronic mail (A) if by the Company, within two (2) Trading Days after the occurrence of the circumstances giving rise to such dispute or (B) if by the Holder, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to agree upon such determination or calculation within two (2) Trading Days following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Holder may, at its sole option, submit the dispute to an independent, reputable investment bank or independent, outside accountant selected by the Holder (the “Independent Third Party”), and the Company shall pay all expenses of such Independent Third Party.

(ii) The Holder and the Company shall each deliver to such Independent Third Party (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 15(a) and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by second (2nd) Business Day immediately following the date on which the Holder selected such Independent Third Party (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such Independent Third Party with respect to such dispute and such Independent Third Party shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such Independent Third Party prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such Independent Third Party, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such Independent Third Party in connection with such dispute, other than the Required Dispute Documentation.

(iii) The Company and the Holder shall cause such Independent Third Party to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than five (5) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such Independent Third Party shall be borne solely by the Company, and such Independent Third Party’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b) Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 15 constitutes an agreement to arbitrate between the Company and the Holder (and constitutes an arbitration agreement) under the rules then in effect under the Nevada Rules of Civil Procedure (“NRCP”) and that the Holder is authorized to apply for an order to compel arbitration pursuant to the NRCP in order to compel compliance with this Section 15, (ii) a dispute relating to the Warrant Calculations includes, without limitation, disputes as to (A) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 2 of this Warrant, (B) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, and (C) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale, (iii) the terms of this Warrant and each other applicable Transaction Document shall serve as the basis for the selected Independent Third Party’s resolution of the applicable dispute, such Independent Third Party shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such Independent Third Party determines are required to be made by such Independent Third Party in connection with its resolution of such dispute (including, without limitation, determining (A) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 2 of this Warrant, (B) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, and (C) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale, and in resolving such dispute such Independent Third Party shall apply such findings, determinations and the like to the terms of this Warrant and any other applicable Transaction Documents, (iv) the Holder (and only the Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 15 to any other jurisdiction provided for in Section 13 of this Warrant in lieu of utilizing the procedures set forth in this Section 15, and (v) nothing in this Section 15 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 15).

16. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(b) “Bloomberg” means Bloomberg, L.P.

(c) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the State of Nevada are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the State of Nevada generally are open for use by customers on such day.

(d) “Change of Control” means any Fundamental Transaction other than (i) any merger of the Company or any of its, direct or indirect, wholly-owned Subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the shares of Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or any of its Subsidiaries or (iv) bone fide arm’s length acquisitions by the Company with one or more third parties as long as holders of the Company’s voting power as of the Issuance Date continue after such acquisition to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of at least 51% of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such acquisition.

(e) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, (i) the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Quotestream or other similar quotation service provider designated by the Holder, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Quotestream or other similar quotation service provider designated by the Holder, or (ii) if the foregoing does not apply, the last trade price of such security in the over-the-counter market for such security as reported by Quotestream or other similar quotation service provider designated by the Holder, or (iii) if no last trade price is reported for such security by Quotestream or other similar quotation service provider designated by the Holder, the average of the bid and ask prices of any market makers for such security as reported by Quotestream or other similar quotation service provider designated by the Holder. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 15. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(f) “Common Stock” means the common stock of the Company, $0.00001 par value per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

(g) “Common Stock Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including without limitation any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(h) [Intentionally Omitted].

(i) “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, Nasdaq Capital Market, or equivalent national securities exchange.

(j) [Intentionally Omitted].

(k) [Intentionally Omitted].

(l) [Intentionally Omitted].

(m) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Warrant calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Company to surrender their shares of Common Stock without approval of the shareholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(n) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(o) “Person” and “Persons” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

(p) “Principal Market” shall have the definition set forth in the Purchase Agreement.

(q) “Market Price” means the highest traded price of the Common Stock during the thirty (30) Trading Days prior to the date of the respective Exercise Notice.

(r) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(s) “Trading Day” means any day on which the Common Stock is listed or quoted on its Principal Market, provided, however, that if the Common Stock is not then listed or quoted on any Principal Market, then any calendar day.

* * * * * * *

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set forth above.

CHANGE AGENTS CORPORATION

/s/ Sam Knipper
Name:	Sam Knipper
Title:	Chief Financial Officer

EXHIBIT A

EXERCISE NOTICE

(To be executed by the registered holder to exercise this Common Stock Purchase Warrant)

THE UNDERSIGNED holder hereby exercises the right to purchase of the shares of Common Stock (“Warrant Shares”) of CHANGE AGENTS CORPORATION, a Delaware corporation (the “Company”), evidenced by the attached copy of the Common Stock Purchase Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.	Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

☐	a cash exercise with respect to Warrant Shares; or

☐	by cashless exercise pursuant to the Warrant.

2.	Payment of Exercise Price. If cash exercise is selected above, the holder shall pay the applicable Aggregate Exercise Price in the sum of $ to the Company in accordance with the terms of the Warrant.

3.	Delivery of Warrant Shares. The Company shall deliver to the holder Warrant Shares in accordance with the terms of the Warrant.

Date: _______________________

(Print Name of Registered Holder)

By:
Name:
Title:

Appendix C

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

THE ISSUE PRICE OF THIS NOTE IS $233,910.00
THE ORIGINAL ISSUE DISCOUNT IS $26,910.00

Principal Amount: $233,910.00	Issue Date: February 11, 2026
Purchase Price: $207,000.00

PROMISSORY NOTE

FOR VALUE RECEIVED, AVALON GLOBOCARE CORP., a Delaware corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of Vanquish Funding Group Inc., a Virginia corporation, or registered assigns (the “Holder”) the sum of $233,910.00 together with any interest as set forth herein, on February 15, 2027 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof from the date hereof (the “Issue Date”) as set forth herein. This Note may not be prepaid in whole or in part except as otherwise explicitly set forth herein. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of twenty two percent (22%) per annum from the due date thereof until the same is paid (“Default Interest”). All payments due hereunder (to the extent not converted into common stock, 0.0001 par value per share (the “Common Stock”) in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Securities Purchase Agreement dated the date hereof, pursuant to which this Note was originally issued (the “Purchase Agreement”).

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

The following terms shall apply to this Note:

Article I
GENERAL TERMS

1.1 Interest. A one-time interest charge of twelve percent (12%) (the “Interest Rate”) shall be applied on the Issuance Date to the principal amount ($233,910.00 * twelve percent (12%) = $28,069.00). Interest hereunder shall be paid as set forth herein to the Holder or its assignee in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes in cash or, in the Event of Default, at the Option of the Holder, converted into share of Common Stock as set forth herein.

1.2 Mandatory Monthly Payments. Accrued, unpaid interest and outstanding principal, subject to adjustment, shall be paid in seven (7) payments as follows:

Payment Date	Amount of Payment
August 15, 2026	$144,088.00
September 15, 2026	$19,648.50
October 15, 2026	$19,648.50
November 15, 2026	$19,648.50
December 15, 2026	$19,648.50
January 15, 2027	$19,648.50
February 15, 2027	$19,648.50

(a total payback to the Holder of $261,979.00).

The Company shall have a five (5) day grace period with respect to each payment. The Company has right to prepay in full at any time with no prepayment penalty. All payments shall be made by bank wire transfer to the Holder’s wire instructions, attached hereto as Exhibit A. For the avoidance of doubt, a missed payment shall be considered an Event of Default

1.3 Prepayment Discount. Notwithstanding anything to the contrary contained in this Note, at any time during the period set forth on the table immediately following this paragraph (the “Prepayment Period”) or as otherwise agreed to between the Borrower and the Holder, the Borrower shall have the right, exercisable on not more than three (3) Trading Days prior written notice to the Holder of the Note to prepay the outstanding Note (principal and accrued interest), in full, in accordance with this Section 1.3. Any notice of prepayment hereunder (an “Optional Prepayment Notice”) shall be delivered to the Holder of the Note at its registered addresses and shall state: (1) that the Borrower is exercising its right to prepay the Note, and (2) the date of prepayment which shall be not more than three (3) Trading Days from the date of the Optional Prepayment Notice. On the date fixed for prepayment (the “Optional Prepayment Date”), the Borrower shall make payment of the Optional Prepayment Amount (as defined below) to Holder, or upon the direction of the Holder as specified by the Holder in a writing to the Borrower (which shall direction to be sent to Borrower by the Holder at least one (1) business day prior to the Optional Prepayment Date). If the Borrower exercises its right to prepay the Note, the Borrower shall make payment to the Holder of an amount in cash equal to the percentage (“Prepayment Percentage”) as set forth in the table immediately following this paragraph opposite the Prepayment Period, multiplied by the sum of the then outstanding principal amount of this Note plus any accrued and unpaid interest on the unpaid principal amount of this Note to the Optional Prepayment Date (the “Optional Prepayment Amount”).

Prepayment Period		Prepayment Percentage
1)	The period beginning on the Issue Date and ending on the date which is ninety (90) days following the Issue Date.	96%
2)	The period beginning on the date which is ninety-one (91) days following the Issue Date and ending on the date which is one hundred fifty (150) days following the Issue Date.	97%
3)	The period beginning on the date which is one hundred fifty-one (151) days following the Issue Date and ending on the date which is one hundred eighty (180) days following the Issue Date	98%

Article II
CERTAIN COVENANTS

2.1 Sale of Assets. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business. Any consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition subject to any requirements by the Borrower’s senior secured lender.

Article III
EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

3.1 Failure to Pay Principal and Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise and such breach continues for a period of five (5) days after written notice from the Holder.

3.2 Reserved.

3.3 Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in this Note and any collateral documents including but not limited to the Purchase Agreement and such breach continues for a period of twenty (20) days after written notice thereof to the Borrower from the Holder.

3.4 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.5 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.7 Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the NYSE American Stock Exchange (collectively, the “Exchanges”).

3.8 Failure to Comply with the Exchange Act. The Borrower shall fail to comply with the reporting requirements of the Exchange Act; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.9 Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.10 Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the Borrower cannot pay its debts as they become due.

3.11 Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC at any time after 180 days after the Issuance Date for any date or period until this Note is no longer outstanding, if the result of such restatement would, by comparison to the un-restated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.12 Replacement of Transfer Agent. In the event that the Borrower proposes to replace its transfer agent, the Borrower fails to provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower.

3.13 Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the Other Agreements, after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note and the Other Agreements, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note and the Other Agreements by reason of a default under said Other Agreement or hereunder. “Other Agreements” means, collectively, all agreements and instruments between, among or by: (1) the Borrower, and, or for the benefit of, (2) the Holder and any affiliate of the Holder, including, without limitation, promissory notes; provided, however, the term “Other Agreements” shall not include the related or companion documents to this Note. Each of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to the Holder. .

Upon the occurrence and during the continuation of any Event of Default, the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to 150% (“Default Percentage”) times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the Holder pursuant to Article IV hereof (the then outstanding principal amount of this Note to the date of payment plus the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the “Default Amount”) and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, to convert the balance owed pursuant to the note including the Default Amount into shares of common stock of the Company as set forth herein.

Article IV
CONVERSION RIGHTS

4.1 Conversion Right. Immediately following the occurrence of an Event of Default, the Holder shall have the right, to convert all or any part of the outstanding and unpaid amount of this Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price determined as provided herein (a “Conversion”); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The beneficial ownership limitations on conversion as set forth in the section may NOT be waived by the Holder. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit B(the “Notice of Conversion”), delivered to the Borrower by the Holder in accordance with Section 4.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 6:00 p.m., New York, New York time on such conversion date (the “Conversion Date”); however, if the Notice of Conversion is sent after 6:00 pm, New York, New York time the Conversion Date shall be the next business day. The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) at the Holder’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date, plus (3) at the Holder’s option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) at the Holder’s option, any amounts owed to the Holder pursuant to Sections 4.4 hereof. Notwithstanding anything in this Agreement to the contrary, and in addition to the limitations set forth herein, if the Borrower has not obtained Stockholder Approval, the Borrower shall not issue a number of shares of Common Stock under this Agreement, which when aggregated with all other securities that are required to be aggregated for purposes of Rule 5635(d), would exceed 19.99% of the shares of Common Stock outstanding as of the date of definitive agreement with respect to the first of such aggregated transactions (the “Conversion Limitation”). For purposes of this section, “Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market LLC (or any successor entity) from the stockholders of the Company with respect to the issuance of the shares under this Agreement that, when taken together with any other securities that are required to be aggregated with the issuance of the shares issued under this Agreement for purposes of Rule 5635(d) of the Nasdaq Stock Market LLC (“Rule 5635(d)”), would exceed 19.99% of the issued and outstanding common stock as of the date of definitive agreement with respect to the first of such aggregated transactions. “Principal Market” means the Exchanges (as defined herein), the quotation platforms maintained by the OTC Markets Group) or an equivalent replacement exchange, and all rules and regulations relating to such exchange. Upon the occurrence of an Event of Default pursuant to Section 3.7 hereof, the Conversion Limitation shall no longer apply to limit the issuance of shares in conversion of this Note.

The Holder shall be entitled to deduct $1,500.00 from the conversion amount in each Notice of Conversion to cover Holder’s deposit fees associated with each Notice of Conversion. Any additional expenses incurred by Holder with respect to the Borrower’s transfer agent, for the issuance of the Common Stock into which this Note is convertible into, shall immediately and automatically be added to the balance of the Note at such time as the expenses are incurred by Holder

4.2 Conversion Price. The Conversion Price shall equal 75% multiplied by the Market Price (as defined herein) (representing a discount rate of 25%). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the closing bid price on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets”. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the holders of a majority in interest of the Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTC, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

4.3 Authorized Shares. The Borrower covenants that during the period that the Note is outstanding, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note issued pursuant to the Purchase Agreement. The Borrower is required at all times to have authorized and reserved four three times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Note in effect from time to time)(the “Reserved Amount”). The Reserved Amount shall be increased (or decreased) from time to time (and in the case of each payment received by the Holder hereunder) in accordance with the Borrower’s obligations hereunder. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Note. The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under this Note.

4.4 Method of Conversion.

(a) Mechanics of Conversion. As set forth in Section 4.1 hereof, at any time following an Event of Default, and during the continuation thereof, the balance due pursuant to this Note may be converted by the Holder in whole or in part at any time from time to time after the Issue Date, by (A) submitting to the Borrower a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (B) subject to Section 4.4(b), surrendering this Note at the principal office of the Borrower (upon payment in full of any amounts owed hereunder).

(b) Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid principal amount of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion.

(c) Delivery of Common Stock Upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 4.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt subject to the terms hereof and applicable rules of the Principal Market (as defined hereinbelow) (the “Deadline”) (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement. Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations hereunder, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion.

(d) Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Holder and its compliance with the provisions set forth herein, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit and Withdrawal at Custodian (“DWAC”) system.

(e) Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder’s right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline due to action and/or inaction of the Borrower, the Borrower shall pay to the Holder $1,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock (the “Fail to Deliver Fee”); provided; however that the Fail to Deliver Fee shall not be due if the failure is a result of a third party (i.e., transfer agent; and not the result of any failure to pay such transfer agent) despite the best efforts of the Borrower to effect delivery of such Common Stock. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible to qualify. Accordingly, the parties acknowledge that the liquidated damages provision contained in this Section 4.4(e) are justified.

4.5 Concerning the Shares. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless: (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration (such as Rule 144 or a successor rule) (“Rule 144”); or (iii) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 4.5 and who is an Accredited Investor (as defined in the Purchase Agreement).

Any restrictive legend on certificates representing shares of Common Stock issuable upon conversion of this Note shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if the Borrower or its transfer agent shall have received an opinion of counsel from Holder’s counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that (i) a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be accepted by the Company so that the sale or transfer is effected; or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act; or otherwise may be sold pursuant to an exemption from registration. In the event that the Company does not reasonably accept the opinion of counsel provided by the Holder with respect to the transfer of Securities pursuant to an exemption from registration (such as Rule 144), it will be considered an Event of Default pursuant to this Note.

4.6 Effect of Certain Events.

(a) Effect of Merger, Consolidation, Etc. At the option of the Holder, the sale, conveyance or disposition of all or substantially all of the assets of the Borrower, the effectuation by the Borrower of a transaction or series of related transactions in which more than 50% of the voting power of the Borrower is disposed of, or the consolidation, merger or other business combination of the Borrower with or into any other Person (as defined below) or Persons when the Borrower is not the survivor shall be deemed to be an Event of Default (as defined in Article III) pursuant to which the Borrower shall be required to pay to the Holder upon the consummation of and as a condition to such transaction an amount equal to the Default Amount (as defined in Article III). “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

(b) Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding and prior to conversion of all of the Note, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof. The Borrower shall not affect any transaction described in this Section 4.6(b) unless (a) it first gives, to the extent practicable, ten (10) days prior written notice (but in any event at least five (5) days prior written notice) of the Record Date of the special meeting of shareholders to approve, or if there is no such Record Date, the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the Holder shall be entitled to convert this Note) and (b) the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Note. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges. The Conversion Price shall not be affected by a reserve stock split of the Company’s common stock.

(c) Adjustment Due to Distribution. If the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower’s shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been the holder of such shares of Common Stock on the Record Date for the determination of shareholders entitled to such Distribution.

Article V
MISCELLANEOUS

5.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or electronic mail, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by electronic mail, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower, to:

AVALON GLOBOCARE CORP.

4400 Route 9 South, Suite 3100

Freehold, NJ 07728

Attn: Luisa Ingargiola, Chief Financial Officer

Email: luisa@avalon-globocare.com

If to the Holder:

Vanquish Funding Group Inc.

1800 Diagonal Road, Suite 623

Alexandria VA 22314

Attn.: Curt Kramer, President

Email: ckramer6@bloomberg.net

5.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

5.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the Securities and Exchange Commission). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; and may be assigned by the Holder without the consent of the Borrower.

5.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

5.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the Circuit Court of Fairfax County, Virginia or in the Alexandria Division of the United States District Court for the Eastern District of Virginia. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any objection or defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Borrower and Holder waive trial by jury. The Holder shall be entitled to recover from the Borrower its reasonable attorney’s fees and costs incurred in connection with or related to any Event of Default by the Company, as defined in Article III hereof. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof or any agreement delivered in connection herewith. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note, any agreement or any other document delivered in connection with this Note by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

5.7 Purchase Agreement. By its acceptance of this Note, each party agrees to be bound by the applicable terms of the Purchase Agreement.

5.8 Remedies. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this on February 11, 2026

AVALON GLOBOCARE CORP.

By:	/s/ Luisa Ingargiola
Luisa Ingargiola
Chief Financial Officer

EXHIBIT A - WIRE INSTRUCTIONS

[to be provided]

EXHIBIT B -- NOTICE OF CONVERSION

The undersigned hereby elects to convert $______________ principal amount of the Note (defined below) into that number of shares of Common Stock to be issued pursuant to the conversion of the Note (“Common Stock”) as set forth below, of AVALON GLOBOCARE CORP., a Delaware corporation (the “Borrower”) according to the conditions of the convertible note of the Borrower dated as of February 11, 2026 (the “Note”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

☐	The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker:
Account Number:

☐	The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Date of conversion:
Applicable Conversion Price:	$
Number of shares of common stock to be issued pursuant to conversion of the Notes:
Amount of Principal Balance due remaining under the Note after this conversion:

Vanquish Funding Group Inc.

By:
Name:
Title:

Date:

Appendix D

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

THE ISSUE PRICE OF THIS NOTE IS $233,910.00

THE ORIGINAL ISSUE DISCOUNT IS $26,910.00

Principal Amount: $233,910.00	Issue Date: February 19, 2026
Purchase Price: $207,000.00

PROMISSORY NOTE

FOR VALUE RECEIVED, AVALON GLOBOCARE CORP., a Delaware corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of Vanquish Funding Group Inc., a Virginia corporation, or registered assigns (the “Holder”) the sum of $233,910.00 together with any interest as set forth herein, on February 15, 2027 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof from the date hereof (the “Issue Date”) as set forth herein. This Note may not be prepaid in whole or in part except as otherwise explicitly set forth herein. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of twenty two percent (22%) per annum from the due date thereof until the same is paid (“Default Interest”). All payments due hereunder (to the extent not converted into common stock, 0.0001 par value per share (the “Common Stock”) in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Securities Purchase Agreement dated the date hereof, pursuant to which this Note was originally issued (the “Purchase Agreement”).

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

The following terms shall apply to this Note:

Article I. GENERAL TERMS

1.1 Interest. A one-time interest charge of twelve percent (12%) (the “Interest Rate”) shall be applied on the Issuance Date to the principal amount ($233,910.00 * twelve percent (12%) = $28,069.00). Interest hereunder shall be paid as set forth herein to the Holder or its assignee in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes in cash or, in the Event of Default, at the Option of the Holder, converted into share of Common Stock as set forth herein.

1.2 Mandatory Monthly Payments. Accrued, unpaid interest and outstanding principal, subject to adjustment, shall be paid in seven (7) payments as follows:

Payment Date	Amount of Payment
August 15, 2026	$144,088.00

September 15, 2026	$19,648.50

October 15, 2026	$19,648.50

November 15, 2026	$19,648.50

December 15, 2026	$19,648.50

January 15, 2027	$19,648.50

February 15, 2027	$19,648.50

(a total payback to the Holder of $261,979.00).

The Company shall have a five (5) day grace period with respect to each payment. The Company has right to prepay in full at any time with no prepayment penalty. All payments shall be made by bank wire transfer to the Holder’s wire instructions, attached hereto as Exhibit A. For the avoidance of doubt, a missed payment shall be considered an Event of Default

1.3 Prepayment Discount. Notwithstanding anything to the contrary contained in this Note, at any time during the period set forth on the table immediately following this paragraph (the “Prepayment Period”) or as otherwise agreed to between the Borrower and the Holder, the Borrower shall have the right, exercisable on not more than three (3) Trading Days prior written notice to the Holder of the Note to prepay the outstanding Note (principal and accrued interest), in full, in accordance with this Section 1.3. Any notice of prepayment hereunder (an “Optional Prepayment Notice”) shall be delivered to the Holder of the Note at its registered addresses and shall state: (1) that the Borrower is exercising its right to prepay the Note, and (2) the date of prepayment which shall be not more than three (3) Trading Days from the date of the Optional Prepayment Notice. On the date fixed for prepayment (the “Optional Prepayment Date”), the Borrower shall make payment of the Optional Prepayment Amount (as defined below) to Holder, or upon the direction of the Holder as specified by the Holder in a writing to the Borrower (which shall direction to be sent to Borrower by the Holder at least one (1) business day prior to the Optional Prepayment Date). If the Borrower exercises its right to prepay the Note, the Borrower shall make payment to the Holder of an amount in cash equal to the percentage (“Prepayment Percentage”) as set forth in the table immediately following this paragraph opposite the Prepayment Period, multiplied by the sum of the then outstanding principal amount of this Note plus any accrued and unpaid interest on the unpaid principal amount of this Note to the Optional Prepayment Date (the “Optional Prepayment Amount”).

Prepayment Period		Prepayment Percentage
1)	The period beginning on the Issue Date and ending on the date which is ninety (90) days following the Issue Date.	96%
2)	The period beginning on the date which is ninety-one (91) days following the Issue Date and ending on the date which is one hundred fifty (150) days following the Issue Date.	97%
3)	The period beginning on the date which is one hundred fifty-one (151) days following the Issue Date and ending on the date which is one hundred eighty (180) days following the Issue Date	98%

Article II. CERTAIN COVENANTS

2.1 Sale of Assets. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business. Any consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition subject to any requirements by the Borrower’s senior secured lender.

Article III. EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

3.1 Failure to Pay Principal and Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise and such breach continues for a period of five (5) days after written notice from the Holder.

3.2 [Reserved].

3.3 Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in this Note and any collateral documents including but not limited to the Purchase Agreement and such breach continues for a period of twenty (20) days after written notice thereof to the Borrower from the Holder.

3.4 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.5 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.7 Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the NYSE American Stock Exchange (collectively, the “Exchanges”).

3.8 Failure to Comply with the Exchange Act. The Borrower shall fail to comply with the reporting requirements of the Exchange Act; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.9 Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.10 Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the Borrower cannot pay its debts as they become due.

3.11 Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC at any time after 180 days after the Issuance Date for any date or period until this Note is no longer outstanding, if the result of such restatement would, by comparison to the un-restated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.12 Replacement of Transfer Agent. In the event that the Borrower proposes to replace its transfer agent, the Borrower fails to provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower.

3.13 Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the Other Agreements, after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note and the Other Agreements, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note and the Other Agreements by reason of a default under said Other Agreement or hereunder. “Other Agreements” means, collectively, all agreements and instruments between, among or by: (1) the Borrower, and, or for the benefit of, (2) the Holder and any affiliate of the Holder, including, without limitation, promissory notes; provided, however, the term “Other Agreements” shall not include the related or companion documents to this Note. Each of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to the Holder. .

Upon the occurrence and during the continuation of any Event of Default, the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to 150% (“Default Percentage”) times the sum of (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the Holder pursuant to Article IV hereof (the then outstanding principal amount of this Note to the date of payment plus the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the “Default Amount”) and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, to convert the balance owed pursuant to the note including the Default Amount into shares of common stock of the Company as set forth herein.

Article IV. CONVERSION RIGHTS

4.1 Conversion Right. Immediately following the occurrence of an Event of Default, the Holder shall have the right, to convert all or any part of the outstanding and unpaid amount of this Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price determined as provided herein (a “Conversion”); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The beneficial ownership limitations on conversion as set forth in the section may NOT be waived by the Holder. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit B(the “Notice of Conversion”), delivered to the Borrower by the Holder in accordance with Section 4.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 6:00 p.m., New York, New York time on such conversion date (the “Conversion Date”); however, if the Notice of Conversion is sent after 6:00pm, New York, New York time the Conversion Date shall be the next business day. The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) at the Holder’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date, plus (3) at the Holder’s option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) at the Holder’s option, any amounts owed to the Holder pursuant to Sections 4.4 hereof. Notwithstanding anything in this Agreement to the contrary, and in addition to the limitations set forth herein, if the Borrower has not obtained Stockholder Approval, the Borrower shall not issue a number of shares of Common Stock under this Agreement, which when aggregated with all other securities that are required to be aggregated for purposes of Rule 5635(d), would exceed 19.99% of the shares of Common Stock outstanding as of the date of definitive agreement with respect to the first of such aggregated transactions (the “Conversion Limitation”). For purposes of this section, “Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market LLC (or any successor entity) from the stockholders of the Company with respect to the issuance of the shares under this Agreement that, when taken together with any other securities that are required to be aggregated with the issuance of the shares issued under this Agreement for purposes of Rule 5635(d) of the Nasdaq Stock Market LLC (“Rule 5635(d)”), would exceed 19.99% of the issued and outstanding common stock as of the date of definitive agreement with respect to the first of such aggregated transactions. “Principal Market” means the Exchanges (as defined herein), the quotation platforms maintained by the OTC Markets Group) or an equivalent replacement exchange, and all rules and regulations relating to such exchange. Upon the occurrence of an Event of Default pursuant to Section 3.7 hereof, the Conversion Limitation shall no longer apply to limit the issuance of shares in conversion of this Note.

The Holder shall be entitled to deduct $1,500.00 from the conversion amount in each Notice of Conversion to cover Holder’s deposit fees associated with each Notice of Conversion. Any additional expenses incurred by Holder with respect to the Borrower’s transfer agent, for the issuance of the Common Stock into which this Note is convertible into, shall immediately and automatically be added to the balance of the Note at such time as the expenses are incurred by Holder

4.1 Conversion Price. The Conversion Price shall equal 75% multiplied by the Market Price (as defined herein) (representing a discount rate of 25%). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the closing bid price on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets”. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the holders of a majority in interest of the Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTC, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

4.2 Authorized Shares. The Borrower covenants that during the period that the Note is outstanding, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note issued pursuant to the Purchase Agreement. The Borrower is required at all times to have authorized and reserved three times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Note in effect from time to time)(the “Reserved Amount”). The Reserved Amount shall be increased (or decreased) from time to time (and in the case of each payment received by the Holder hereunder) in accordance with the Borrower’s obligations hereunder. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Note. The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under this Note.

4.3 Method of Conversion.

(a) Mechanics of Conversion. As set forth in Section 4.1 hereof, at any time following an Event of Default, and during the continuation thereof, the balance due pursuant to this Note may be converted by the Holder in whole or in part at any time from time to time after the Issue Date, by (A) submitting to the Borrower a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (B) subject to Section 4.4(b), surrendering this Note at the principal office of the Borrower (upon payment in full of any amounts owed hereunder).

(b) Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid principal amount of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion.

(c) Delivery of Common Stock Upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 4.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt subject to the terms hereof and applicable rules of the Principal Market (as defined hereinbelow) (the “Deadline”) (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement. Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations hereunder, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion.

(d) Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Holder and its compliance with the provisions set forth herein, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit and Withdrawal at Custodian (“DWAC”) system.

(e) Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder’s right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline due to action and/or inaction of the Borrower, the Borrower shall pay to the Holder $1,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock (the “Fail to Deliver Fee”); provided; however that the Fail to Deliver Fee shall not be due if the failure is a result of a third party (i.e., transfer agent; and not the result of any failure to pay such transfer agent) despite the best efforts of the Borrower to effect delivery of such Common Stock. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible to qualify. Accordingly, the parties acknowledge that the liquidated damages provision contained in this Section 4.4(e) are justified.

4.4 Concerning the Shares. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless: (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration (such as Rule 144 or a successor rule) (“Rule 144”); or (iii) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 4.5 and who is an Accredited Investor (as defined in the Purchase Agreement).

Any restrictive legend on certificates representing shares of Common Stock issuable upon conversion of this Note shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if the Borrower or its transfer agent shall have received an opinion of counsel from Holder’s counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that (i) a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be accepted by the Company so that the sale or transfer is effected; or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act; or otherwise may be sold pursuant to an exemption from registration. In the event that the Company does not reasonably accept the opinion of counsel provided by the Holder with respect to the transfer of Securities pursuant to an exemption from registration (such as Rule 144), it will be considered an Event of Default pursuant to this Note.

4.5 Effect of Certain Events.

(a) Effect of Merger, Consolidation, Etc. At the option of the Holder, the sale, conveyance or disposition of all or substantially all of the assets of the Borrower, the effectuation by the Borrower of a transaction or series of related transactions in which more than 50% of the voting power of the Borrower is disposed of, or the consolidation, merger or other business combination of the Borrower with or into any other Person (as defined below) or Persons when the Borrower is not the survivor shall be deemed to be an Event of Default (as defined in Article III) pursuant to which the Borrower shall be required to pay to the Holder upon the consummation of and as a condition to such transaction an amount equal to the Default Amount (as defined in Article III). “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

(b) Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding and prior to conversion of all of the Note, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof. The Borrower shall not affect any transaction described in this Section 4.6(b) unless (a) it first gives, to the extent practicable, ten (10) days prior written notice (but in any event at least five (5) days prior written notice) of the record date of the special meeting of shareholders to approve, or if there is no such record date, the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the Holder shall be entitled to convert this Note) and (b) the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Note. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges. The Conversion Price shall not be affected by a reserve stock split of the Company’s common stock.

(c) Adjustment Due to Distribution. If the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower’s shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been the holder of such shares of Common Stock on the Record Date for the determination of shareholders entitled to such Distribution.

Article V. Miscellaneous

5.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or electronic mail, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by electronic mail, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower, to:

AVALON GLOBOCARE CORP.

4400 Route 9 South, Suite 3100

Freehold, NJ 07728

Attn: Luisa Ingargiola, Chief Financial Officer

Email: luisa@avalon-globocare.com

If to the Holder:

Vanquish Funding Group Inc.

1800 Diagonal Road, Suite 623

Alexandria VA 22314

Attn.: Curt Kramer, President

Email: ckramer6@bloomberg.net

5.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

5.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the Securities and Exchange Commission). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; and may be assigned by the Holder without the consent of the Borrower.

5.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

5.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the Circuit Court of Fairfax County, Virginia or in the Alexandria Division of the United States District Court for the Eastern District of Virginia. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any objection or defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Borrower and Holder waive trial by jury. The Holder shall be entitled to recover from the Borrower its reasonable attorney’s fees and costs incurred in connection with or related to any Event of Default by the Company, as defined in Article III hereof. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof or any agreement delivered in connection herewith. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note, any agreement or any other document delivered in connection with this Note by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

5.7 Purchase Agreement. By its acceptance of this Note, each party agrees to be bound by the applicable terms of the Purchase Agreement.

5.8 Remedies. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this on February 19, 2026

AVALON GLOBOCARE CORP.

By:	/s/ Luisa Ingargiola
Luisa Ingargiola
Chief Financial Officer

EXHIBIT A – WIRE INSTRUCTIONS

[to be provided]

EXHIBIT B -- NOTICE OF CONVERSION

The undersigned hereby elects to convert $_________________ principal amount of the Note (defined below) into that number of shares of Common Stock to be issued pursuant to the conversion of the Note (“Common Stock”) as set forth below, of AVALON GLOBOCARE CORP., a Delaware corporation (the “Borrower”) according to the conditions of the convertible note of the Borrower dated as of February 19, 2026 (the “Note”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

☐	The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker:
Account Number:

☐	The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Date of conversion:
Applicable Conversion Price:	$
Number of shares of common stock to be issued pursuant to conversion of the Notes:
Amount of Principal Balance due remaining under the Note after this conversion:

Vanquish Funding Group Inc.

By
Name:
Title:

Date:

Appendix E

CERTIFICATE OF AMENDMENT
OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF CHANGE AGENTS CORPORATION

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Change Agents Corporation (the “Corporation”), a corporation existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

FIRST: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the Secretary of State on April 24, 2018, as amended by the Certificate of Amendment thereto filed with the Secretary of State on December 19, 2022, and by the Certificate of Amendment thereto filed with the Secretary of State on October 23, 2024, and by Certificate of Amendment thereto filed with the Secretary of State on July 17, 2026 (as amended to date, the “Certificate of Incorporation”).

SECOND: The Certificate of Incorporation is hereby amended by amending and restating the first paragraph of Article IV as follows:

“CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred Thirty-Five Million (135,000,000), of which (i) One Hundred Twenty-Five Million (125,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) Ten Million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Undesignated Preferred Stock”)”

THIRD: This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

E-1

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the ___ day of ___________, .

Change Agents Corporation

By:
Name:	Sam Knipper
Title:	Chief Financial Officer

E-2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T03083 - S46543 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 6. To approve, for the purposes of complying with Nasdaq Listing Rule 5635 (d), the issuance of 360 , 000 shares of the Company’s common stock pursuant to that certain Forbearance Letter Agreement, dated July 24 , 2026 , by and between Company and Agile Lending, LLC ; 1. To approve the potential issuance, for the purposes of complying with Nasdaq Listing Rule 5635 (d), of the Company’s common stock pursuant to that certain Equity Purchase Agreement, dated July 22 , 2026 as amended by that certain First Amendment thereto dated August 21 , 2026 , by and between Company and Hudson Global Ventures, LLC ; 2. To approve, for the purposes of complying with Nasdaq Listing Rule 5635 (d), the issuance of 925 , 925 shares of the Company’s common stock issuable upon the exercise of a common stock purchase warrant issued to Hudson Global Ventures, LLC, pursuant to that certain equity purchase agreement dated as of July 22 , 2026 by and between Company and Hudson Global Ventures, LLC ; 3. To approve, for the purposes of complying with Nasdaq Listing Rule 5635 (d), any 20 % Issuance made by the Company that is less than the Minimum Price and is within the Nasdaq parameters described in the proxy statement ; 4. To approve, for the purposes of complying with Nasdaq Listing Rule 5635 (d), the issuance of the Company’s common stock issuable upon conversion of a promissory note, dated February 11 , 2026 , issued to Vanquish Funding Group, Inc .; 5. To approve, for the purposes of complying with Nasdaq Listing Rule 5635 (d), the issuance of the Company’s common stock issuable upon the conversion of a promissory note, dated February 19 , 2026 , issued to Vanquish Funding Group, Inc .; 7. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100 , 000 , 000 to 125 , 000 , 000 ; 8. To approve, for the purposes of complying with Nasdaq Listing Rule 5635 (d), the issuance of 300 , 000 shares of our common stock pursuant to that certain consulting agreement dated as of July 1 , 2026 , by and between the Company and a consultant for certain advisory services ; 9. 10. To approve, for the purposes of complying with Nasdaq Listing Rule 5635 (d), the issuance of 600 , 000 shares of our common stock pursuant to that certain consulting agreement dated as of July 1 , 2026 , as amended on July 30 , 2026 by and between the Company and a consultant for certain advisory services ; To approve, for the purposes of complying with Nasdaq Listing Rule 5635 (d), the issuance of 750 , 000 shares of our common stock pursuant to that certain consulting agreement dated as of July 30 , 2026 , by and between the Company and a consultant for certain advisory services ; 11. 12. To approve, for the purposes of complying with Nasdaq Listing Rule 5635 (d), the issuance of 200 , 000 shares of our common stock pursuant to that certain consulting agreement dated as of August 1 , 2026 , by and between the Company and a consultant for certain advisory services ; To approve, for the purposes of complying with Nasdaq Listing Rule 5635 (d), the issuance of a pre - funded warrant to purchase 1 , 000 , 000 shares of our common stock under that certain Note Purchase Agreement dated 200 , 000 shares of our common stock pursuant to that certain consulting agreement dated as of August 14 , 2026 , by and between the Company the investors set forth therein ; 13. To approve, for the purposes of complying with Nasdaq Listing Rule 5635 (d), the issuance of 300 , 000 shares of our common stock in respect of a “most favored nations” provision granted to a noteholders in June 2026 ; 14. To approve the adjournment of the Meeting, if necessary or advisable, to solicit additional proxies in favor of any of the foregoing proposals if there are not sufficient votes to approve any such proposals . CHANGE AGENTS CORPORATION The Board of Directors recommends you vote "FOR" the following proposals: Abstain Against For O O O O O O O O O O O O O O O O O O Abstain Against For O O O O O O O O O O O O O O O O O O O O O O O O SCAN TO VIEW MATERIALS & VOTE ڀ CHANGE AGENTS CORPORATION 4400 ROUTE 9 SOUTH, SUITE 3100 FREEHOLD, NJ 07728 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time on October 7 , 2026 . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www.virtualshareholdermeeting.com/CHGA2026SM You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Eastern Time on October 7 , 2026 . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 .

T03084 - S46543 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com Change Agents Corporation PROXY FOR SPECIAL MEETING TO BE HELD ON OCTOBER 8, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder hereby appoints Sam Knipper, as attorney and proxy for the undersigned, with the power to appoint his substitute, to represent and to vote all the shares of the common stock of Change Agents Corporation (the "Company"), which the undersigned would be entitled to vote, at the Company’s Special Meeting of Stockholders to be held on October 8 , 2026 at 10 : 00 a . m . , Eastern Time, and any postponements or adjournments thereof, subject to the directions indicated on the reverse side hereof . The Special Meeting will be held in a virtual meeting format at www . virtualshareholdermeeting . com/CHGA 2026 SM . In his discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof . This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned stockholder . If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations . Continued and to be signed on reverse side